Document And Entity Information (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Feb. 23, 2012	Jun. 30, 2011
Document And Entity Information [Abstract]
Document Type	10-K
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Entity Registrant Name	CHIQUITA BRANDS INTERNATIONAL INC,
Entity Central Index Key	0000101063
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding		45,805,882
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Public Float			$ 578

Consolidated Statements Of Income (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net sales	$ 3,139,296	$ 3,227,432	$ 3,470,435
Cost of sales	2,691,780	2,765,104	2,890,835
Selling, general and administrative	307,716	321,076	372,209
Depreciation	51,533	51,172	52,695
Amortization	9,394	9,844	10,294
Equity in losses (earnings) of investees	6,314	2,925	(16,885)
Relocation costs	5,852	0	12,076
Reserve for grower receivables	(32,967)	(2,148)	(1,902)
Gain on deconsolidation of European smoothie business	0	(32,497)	0
Operating income	33,740	107,660	147,309
Interest income	4,204	5,532	6,045
Interest expense	(51,586)	(57,058)	(62,058)
Other income (expense), net	(11,722)	2,889	(488)
Income (loss) from continuing operations before income taxes	(25,364)	59,023	90,808
Income tax benefit	82,200	1,600	400
Income from continuing operations	56,836	60,623	91,208
Loss from discontinued operations, net of income taxes	0	(3,268)	(717)
Net income	$ 56,836	$ 57,355	$ 90,491
Continuing operations	$ 1.25	$ 1.34	$ 2.05
Discontinued operations	$ 0	$ (0.07)	$ (0.02)
Earnings (loss) per common share - basic	$ 1.25	$ 1.27	$ 2.03
Continuing operations	$ 1.23	$ 1.32	$ 2.02
Discontinued operations	$ 0	$ (0.07)	$ (0.02)
Earnings (loss) per common share - diluted	$ 1.23	$ 1.25	$ 2

Consolidated Statements Of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net Income	$ 56,836	$ 57,355	$ 90,491
Other comprehensive Income (loss), net of tax:
Unrealized foreign currency translation gains (losses)	241	87	(632)
Change in fair value of available-for-sale investment	(224)	(126)	(165)
Unrealized gains on derivatives for the period	38,903	28,709	59,831
Less: gains reclassified from OCI into net income	44,824	5,805	8,421
Unrealized gains (losses) on derivatives	(5,921)	22,904	51,410
Actuarial gains (losses) for the period	(3,846)	(6,661)	(6,505)
Less: amortization included in pension cost	1,000	1,095	134
Defined benefit pension and severance plans	(2,846)	(5,566)	(6,371)
Realization of cumulative translation adjustments into net income from OCI resulting from the sale of operations in the Ivory Coast	0	0	(11,040)
Other comprehensive income (loss), net of tax	(8,750)	17,299	33,202
Comprehensive income	$ 48,086	$ 74,654	$ 123,693

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash and equivalents	$ 45,261	$ 156,481
Trade receivables (less allowances of $6,405 and $9,497, respectively)	266,555	265,283
Other receivables, net	66,804	116,638
Inventories	238,279	212,249
Prepaid expenses	43,177	38,044
Other current assets	44,597	19,939
Total current assets	704,673	808,634
Property, plant and equipment, net	369,687	349,650
Investments and other assets, net	132,233	168,210
Trademarks	449,085	449,085
Goodwill	176,584	176,584
Other intangible assets, net	105,697	114,983
Total assets	1,937,959	2,067,146
LIABILITIES AND SHAREHOLDERS' EQUITY
Current portion of long-term debt	16,774	20,169
Accounts payable	251,572	264,292
Accrued liabilities	114,979	127,466
Total current liabilities	383,325	411,927
Long-term debt, net of current portion	555,705	613,973
Accrued pension and other employee benefits	76,903	73,797
Deferred gain - sale of shipping fleet	34,553	48,684
Deferred tax liabilities	43,248	115,825
Other liabilities	44,155	62,952
Total liabilities	1,137,889	1,327,158
Commitments and contingencies
Shareholders' equity:
Common stock, $.01 par value (45,777,760 and 45,298,038 shares outstanding, respectively)	458	453
Capital surplus	827,001	815,010
Accumulated deficit	(19,079)	(75,915)
Accumulated other comprehensive income (loss)	(8,310)	440
Total shareholders' equity	800,070	739,988
Total liabilities and shareholders' equity	$ 1,937,959	$ 2,067,146

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Statement of Financial Position [Abstract]
Trade receivables, allowances	$ 6,405	$ 9,497
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares outstanding	45,777,760	45,298,038

Consolidated Statements Of Shareholders' Equity (USD $) In Thousands	Total	Common Stock	Capital Surplus	(Accum Deficit) Retained Earnings	AOCI of Continuing Operations
Beginning Balance at Dec. 31, 2008	$ 524,401	$ 444	$ 797,779	$ (223,761)	$ (50,061)
Beginning Balance (Shares) at Dec. 31, 2008		44,407
Comprehensive income	123,693		0	90,491	33,202
Exercise of warrants	4		4
Stock-based compensation (Shares)		411
Stock-based compensation	14,268	4	14,264
Shares withheld for taxes	(2,063)		(2,063)
Ending Balance at Dec. 31, 2009	660,303	448	809,984	(133,270)	(16,859)
Ending Balance (Shares) at Dec. 31, 2009		44,818
Comprehensive income	74,654		0	57,355	17,299
Modification of LTIP awards	(6,363)		(6,363)
Stock-based compensation (Shares)		480
Stock-based compensation	14,033	5	14,028
Shares withheld for taxes	(2,639)		(2,639)
Ending Balance at Dec. 31, 2010	739,988	453	815,010	(75,915)	440
Ending Balance (Shares) at Dec. 31, 2010		45,298
Comprehensive income	48,086		0	56,836	(8,750)
Stock-based compensation (Shares)		480
Stock-based compensation	13,716	5	13,711
Shares withheld for taxes	(1,720)		(1,720)
Ending Balance at Dec. 31, 2011	$ 800,070	$ 458	$ 827,001	$ (19,079)	$ (8,310)
Ending Balance (Shares) at Dec. 31, 2011		45,778

Consolidated Statements Of Cash Flow (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
OPERATIONS
Net income	$ 56,836	$ 57,355	$ 90,491
Loss from discontinued operations	0	3,268	717
Depreciation and amortization	60,927	61,016	62,989
Loss on debt extinguishment, net	11,722	246	488
Income tax benefits	(100,836)	(10,465)	(12,627)
Reserve for grower receivables	32,967	2,148	1,902
Gain on deconsolidation of European smoothie business	0	(32,497)	0
Amortization of discount on Convertible Notes	8,606	7,623	6,753
Equity in losses (earnings) of investees	6,314	2,925	(16,885)
Amortization of gain on shipping fleet sale	(14,131)	(14,562)	(15,164)
Stock-based compensation	10,042	14,033	14,268
Changes in current assets and liabilities:
Trade receivables	(11,022)	21,286	3,056
Other receivables	33,306	25,417	(14,416)
Inventories	(26,546)	663	(3,273)
Prepaid expenses and other current assets	(9,981)	(5,286)	17,798
Accounts payable and accrued liabilities	(18,617)	(70,422)	4,312
Deferred tax and other liabilities	2,995	17,455	1,136
Other	(3,624)	17,658	(6,450)
Operating cash flow	38,958	97,861	135,095
INVESTING
Capital expenditures	(75,535)	(65,542)	(68,305)
Acquisition of businesses	0	0	(1,200)
Net proceeds from sales of:
51% of European smoothie business, net of $1,396 cash included in the net assets on the date of sale	0	16,882	0
Equity method investments	3,307	21,345	16,800
Other long-term assets	3,512	1,089	7,121
Other, net	745	(6,094)	2,473
Investing cash flow	(67,971)	(32,320)	(43,111)
FINANCING
Issuance of long-term debt	330,067	0	0
Repayments of long-term debt	(400,333)	(30,429)	(47,764)
Payments of debt issuance costs	(5,026)	0	(118)
Payments of debt extinguishment costs	(6,915)	0	0
Borrowings under the revolving credit facility	0	0	38,000
Repayments of revolving credit facility and other debt	0	0	(38,000)
Financing cash flow	(82,207)	(30,429)	(47,882)
Increase (decrease) in cash and equivalents	(111,220)	35,112	44,102
Cash and equivalents, beginning of period	156,481	121,369	77,267
Cash and equivalents, end of period	$ 45,261	$ 156,481	$ 121,369

Consolidated Statements Of Cash Flow (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Statement of Cash Flows [Abstract]
European smoothie business, ownership percentage	51.00%	51.00%
Cash included in the net assets of European smoothie business on the date of sale	$ 1,396	$ 1,396

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
CONSOLIDATION
The Consolidated Financial Statements include the accounts of Chiquita Brands International, Inc. ("CBII"), controlled majority-owned subsidiaries and any entities that are not majority-owned but require consolidation as a variable interest entity (collectively, "Chiquita" or the company). Intercompany balances and transactions have been eliminated.
USE OF ESTIMATES
The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("U.S. GAAP"), which require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Significant estimates are inherent in the preparation of the accompanying consolidated financial statements. Significant estimates are made in determining allowance for doubtful accounts for grower and trade receivables, sales incentives, reviews of carrying values of long-lived assets, fair value assessments, goodwill and intangible asset valuations, pension and severance plans, income taxes, and contingencies. Actual results could differ from these estimates.
CASH AND EQUIVALENTS
Cash and equivalents include cash and highly liquid investments with a maturity of three months or less at the time of purchase. At December 31, 2011, the company had €5 million ($6 million) of cash equivalents in a compensating balance arrangement relating to an uncommitted credit line for bank guarantees used primarily for import licenses and duties in European Union countries.
TRADE RECEIVABLES
Trade receivables less allowances reflect the net realizable value of the receivables, and approximate fair value. The company generally does not require collateral or other security to support trade receivables subject to credit risk. To reduce credit risk, the company performs credit investigations prior to establishing customer credit limits and reviews customer credit profiles on an ongoing basis. Allowances against the trade receivables are established based on the company's knowledge of customers' financial condition, historical loss experience and account payment status compared to invoice payment terms. Allowances are recorded and charged to expense when an account is deemed to be uncollectible. Recoveries of trade receivables previously reserved in the allowance are credited to income.
FINANCE RECEIVABLES
The company includes finance receivables in the Consolidated Balance Sheets net of allowances, with current portions included in "Other receivables, net" and long-term portions included in "Investments and other assets, net." The largest components of finance receivables are seasonal grower advances and seller financing from prior sales of certain subsidiaries. Seasonal grower advances made to qualified growers of other produce are non-interest bearing, usually short-term in nature and are generally collected as the other produce is harvested and sold. The company generally requires property liens and pledges of the season's produce as collateral to support the advances. If sales of the season's produce do not result in full repayment of the advance, the company may exercise the collateral provisions or renegotiate terms, including interest, to collect the remaining balance. Terms of seller financing are typically based on the earnings power of the business that was sold.
Allowances are established when the company determines it is probable that the grower will be unable to repay the advance based on the company's knowledge of the grower’s financial condition and the company's historical loss experience. Allowances are measured for each individual finance receivable using quantitative and qualitative factors, considering the value of any collateral securing the seller financing or grower advance. Interest receivable on overdue or renegotiated seller financing or grower advances is placed into nonaccrual status when collectibility becomes uncertain. Collectibility is assessed at the end of each reporting period and write-offs are recorded only when collection efforts have been abandoned. Recoveries of other receivables previously reserved in the allowance are credited to income.
INVENTORIES
Inventories are valued at the lower of cost or market. Cost for banana growing crops and banana inventories is determined on the "last-in, first-out" (LIFO) basis. Cost for other inventory categories, including other fresh produce and value-added salads, is determined on the "first-in, first-out" (FIFO) or average cost basis. Banana and other fresh produce inventories represent costs associated with boxed bananas and other fresh produce not yet sold. Growing crop inventories primarily represent the costs associated with growing banana plants on company-owned farms or growing lettuce on third-party farms where the company bears substantially all of the growing risk. Materials and supplies primarily represent growing and packaging supplies maintained on company-owned farms. Inventory costs are comprised of the purchase and transportation cost plus production labor and overhead for bananas and other fresh produce grown on company-owned farms.
INVESTMENTS
Investments representing non-controlling interests are accounted for by the equity method when Chiquita has the ability to exercise significant influence over the investees' operations. Investments that the company does not have the ability to significantly influence are valued at cost. Publicly traded investments that the company does not have the ability to significantly influence are accounted for as available-for-sale securities at fair value. Unrealized holding gains or losses on available-for-sale securities are excluded from operating results and are recognized in shareholders' equity (accumulated other comprehensive income) until realized. The company assesses any declines in the fair value of individual investments to determine whether such declines are other-than-temporary and whether the investments are impaired.
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment are stated at cost, and except for land, are depreciated on a straight-line basis over their estimated remaining useful lives. The company generally uses 30 years for cultivations, 10 to 40 years for buildings and improvements, and 3 to 15 years for machinery and equipment. Cultivations represent the costs to plant and care for banana plants until such time that the root system can support commercial quantities of fruit, as well as the costs to build levees, drainage canals and other farm infrastructure to support the banana plants. When assets are retired or otherwise disposed of, the costs and related accumulated depreciation are removed from the accounts. The difference between the net book value of the asset and the proceeds from disposition is recognized as a gain or loss. Routine maintenance and repairs are charged to expense as incurred, while costs of betterments and renewals are capitalized. The company reviews the carrying value of its property, plant and equipment when impairment indicators are noted. No material impairment charges were recorded during 2011, 2010 or 2009.
GOODWILL, TRADEMARKS AND INTANGIBLE ASSETS
Impairment reviews are highly judgmental and involve the use of significant estimates and assumptions, which determine whether there is potential impairment and the amount of any impairment charge recorded. Fair value assessments involve estimates of discounted cash flows that are dependent upon discount rates and long-term assumptions regarding future sales and margin trends, market conditions and cash flow. Actual results may differ from these estimates. Fair value measurements used in the impairment reviews of goodwill and intangible assets are Level 3 measurements, as described in Note 12. See further information about the company’s policy for fair value measurements below under "Fair Value Measurements" and in Note 12.
Goodwill. Goodwill is reviewed for impairment each fourth quarter, or more frequently if circumstances indicate the possibility of impairment. Goodwill primarily relates to the company’s salad operations, Fresh Express. The 2011, 2010 and 2009 reviews did not indicate impairment and the company had substantial margin in each period.
The first step of the impairment review compares the fair value of the reporting unit, Fresh Express, to the carrying value. Consistent with prior impairment reviews, the company estimated the fair value of the reporting unit using a combination of a market approach based on multiples of revenue and earnings before interest, taxes, depreciation and amortization ("EBITDA") from recent comparable transactions and an income approach based on expected future cash flows discounted at 9.7%, 9.6% and 9.4% in 2011, 2010 and 2009, respectively. The market approach and the income approach were weighted equally based on judgment of the comparability of the recent transactions and the risks inherent in estimating future cash flows. Management considered recent economic and industry trends as well as risk in executing our current plans in estimating Fresh Express' expected future cash flows in the income approach. In 2011, 2010 and 2009 the first step did not indicate impairment because the estimated fair value of Fresh Express was substantially greater than its carrying value; therefore, the second step was not required. Reasonably possible fluctuations in the discount rate, cash flows or market multiples did not indicate impairment. When testing the sensitivity of the income approach, management also considered the operation of the business in several possible business environments; in each case management assumed that Fresh Express would be able to recapture increases in commodity costs affecting the industry, such as increases in transportation or raw product costs.
Trademarks. Trademarks are indefinite-lived intangible assets that are not amortized and are also reviewed each fourth quarter or more frequently if circumstances indicate the possibility of impairment. The review compares the estimated fair values of the trademarks to the carrying values. The 2011, 2010 and 2009 reviews did not indicate impairment because the estimated fair values were greater than the carrying values. Consistent with prior reviews, the company estimated the fair values of the trademarks using the relief-from-royalty method. The relief-from-royalty method estimates the royalty expense that could be avoided in the operating business as a result of owning the respective trademarks. The royalty savings are measured by applying a royalty rate to projected sales, tax-effected and then converted to present value with a discount rate that considers the risk associated with owning the trademarks. In the 2011, 2010 and 2009 reviews, management assumed a 3.0% royalty rate for the 2009-2011 reviews and an 11.3%, 11.1%, and 13.0% discount rate for both Chiquita and Fresh Express trademarks for 2011, 2010, and 2009, respectively. The fair value estimate is most sensitive to the royalty rate but reasonably possible fluctuations in the royalty rates for both the Chiquita and Fresh Express trademarks also did not indicate impairment. The fair value estimate is less sensitive to the discount rate and reasonably possible changes to the discount rate would not indicate impairment for either trademark.
Other Intangible Assets. The company's intangible assets with definite lives consist of customer relationships and patented technology related to Fresh Express. These assets are amortized on a straight-line basis (which approximates the attrition method) over their estimated remaining lives. The weighted average remaining lives of the Fresh Express customer relationships and patented technology are 12 years and 10 years, respectively. As amortizable intangible assets, the company reviews the carrying value only when impairment indicators are present, by comparing (i) estimates of undiscounted future cash flows, before interest charges, included in the company's operating plans versus (ii) the carrying values of the related assets. Tests are performed over asset groups at the lowest level of identifiable cash flows. No impairment indicators existed in 2011, 2010 or 2009.
REVENUE RECOGNITION
The company records revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the price to the customer is fixed or determinable, and collectibility is reasonably assured. This generally occurs when the product is delivered to, and title to the product passes to, the customer.
SALES INCENTIVES
The company, primarily in its Salads and Healthy Snacks segment, offers sales incentives to its customers and to consumers. These incentives primarily consist of volume-related rebates, exclusivity and placement fees (fees paid to retailers for product display), consumer coupons and promotional discounts. Consideration given to customers and consumers related to sales incentives is recorded as a reduction of "Net sales" in the Consolidated Statements of Income. Changes in the estimated amount of incentives to be paid are treated as changes in estimates and are recognized in the period of change.
ADVERTISING AND PROMOTION EXPENSE
Advertising and promotion expense are included in "Selling, general and administrative" and was $56 million, $58 million and $62 million for the years ended December 31, 2011, 2010, and 2009, respectively, which includes $3 million and $17 million related to the European smoothie business for the years ended December 31, 2010 and 2009, respectively, prior to the sale of 51% of this business in 2010. Television advertising costs related to production are expensed the first time an ad airs in each market and the cost of advertising time is expensed over the advertising period. Other types of advertising and promotion are expensed over the advertising or promotion period.
SHIPPING AND HANDLING FEES AND COSTS
Shipping and handling fees billed to customers are included in "Net sales" and shipping and handling costs are recorded in "Cost of sales" in the Consolidated Statements of Income.
VALUE ADDED TAXES
Value added taxes ("VAT") that are collected from customers and remitted to taxing authorities in applicable jurisdictions are excluded from sales and cost of sales. Receivables result from filing for refunds of VAT paid to various governments. As of December 31, 2011 and 2010, the company had $36 million and $39 million, respectively, of VAT receivables classified in "Other receivables," and $2 million and $6 million, respectively, classified in "Investments and other assets, net."
LEASES
Leases are evaluated at inception or upon any subsequent material modification for treatment as either capital or operating, depending on the terms of each lease. For operating leases that contain built-in pre-determined rent escalations, rent holidays or rent concessions, rent expense is recognized on a straight-line basis over the life of the lease.
STOCK-BASED COMPENSATION
The company's share-based awards include restricted stock units ("RSU") and a Long-Term Incentive Program ("LTIP"). RSU awards generally vest over four years, and prior to vesting, shares are not issued and grantees are not eligible to vote or receive dividends on the restricted stock units. RSU awards are equity-classified and the fair value of these awards is determined at the grant date and expensed over the period from the grant date to the date the employee is no longer required to provide service to earn the award, which could be immediately in the case of retirement-eligible employees.
Certain executive level employees participate in the LTIP, where awards are intended to be performance-based compensation as defined in Section 162(m) of the Internal Revenue Code. The LTIP allows for awards to be issued at the end of each three-year performance period. Prior to the 2011-2013 performance period, one-half of each LTIP award is based on the company's achievement of cumulative earnings per share targets ("EPS awards"), and the other half is based on the company's achievement of total shareholder return relative to peer companies ("TSR awards"). The value of TSR awards is based on a Monte Carlo simulation at the measurement date. For the 2011-2013 performance period, 20% was a TSR award, 40% was an EPS award, and 40% was based on the company's achievement of a free cash flow target ("FCF award").
In 2010, the LTIP was modified to allow a portion of the awards to be paid in cash in an amount substantially equal to the estimated tax liability triggered by such awards. LTIP awards outstanding in 2010 were modified, which changed them to liability-classified awards from equity-classified awards. Both liability-classified and equity-classified awards recognize the fair value of the award ratably over the performance period; however, equity-classified awards only measure the fair value at the grant date, whereas liability-classified awards measure the fair value at each reporting date, with changes in the fair value of the award cumulatively adjusted through expense each period. For modified awards, expense is recognized at the greater of the equity-method or the liability-method. At December 31, 2011, the expense for all of the modified LTIP awards was measured under the equity classification, as the original equity value of the awards is higher than the current value. The value of EPS and FCF awards is based on the share price at the measurement date and an estimate of the expected number of shares to be issued. The LTIP award for the 2011-2013 performance period has been liability-classified since its grant date.
CONTINGENT LIABILITIES
Each period, the company reviews the status of each claim and legal proceeding and assesses the potential financial exposure. This is coordinated with information obtained from external and internal counsel. If the potential loss from any claim or legal proceeding is probable and the amount can be reasonably estimated, the company accrues a liability for the estimated loss. To the extent the amount of a probable loss is estimable only by reference to a range of equally likely outcomes, and no amount within the range appears to be a better estimate than any other amount, the company accrues the low end of the range. Management makes judgments related to accruals based on the best information available to it at the time, which may be based on estimates and assumptions, including those that depend on external factors beyond the company's control. As additional information becomes available, the company reassesses the potential liabilities related to pending claims and litigation, and may revise estimates. Legal costs are expensed as incurred.
INCOME TAXES
The company is subject to income taxes in both the United States and numerous foreign jurisdictions. Income tax expense or benefit is provided for using the asset and liability method. Deferred income taxes are recognized at currently enacted tax rates for the expected future tax consequences attributable to temporary differences between amounts reported for income tax purposes and financial reporting purposes. Deferred taxes are not provided for the undistributed earnings of subsidiaries operating outside the U.S. that have been permanently reinvested in foreign operations.
The company regularly reviews all deferred tax assets on a tax filer and jurisdictional basis to estimate whether these assets are more likely than not to be realized based on all available evidence. This evidence includes historical taxable income, projected future taxable income, the expected timing of the reversal of existing temporary differences and the implementation of tax planning strategies. Projected future taxable income is based on expected results and assumptions as to the jurisdiction in which the income will be earned. The expected timing of the reversals of existing temporary differences is based on current tax law and our tax methods of accounting. Unless deferred tax assets are more likely than not to be realized, a valuation allowance is established to reduce the carrying value of the deferred tax asset until such time that realization becomes more likely than not. Increases and decreases in these valuation allowances are included in "Income tax benefit" in the Consolidated Statements of Income.
In the ordinary course of business, there are many transactions and calculations where the ultimate income tax determination is uncertain. The evaluation of a tax position is a two-step process. The first step is to evaluate the uncertain tax position for recognition by determining if the weight of available evidence indicates that it is "more-likely-than-not" that a tax position, including resolution of any related appeals or litigation, will be sustained upon examination based on its technical merits. If the recognition criterion is met, the second step is to measure the income tax benefit to be realized. Tax positions or portions of tax positions that do not meet these criteria are de-recognized by recording reserves. The company establishes reserves for income tax-related uncertainties based on estimates of whether, and the extent to which, additional taxes, penalties and interest could be due. Provisions for and changes to these reserves, as well as the related net interest and penalties, are included in "Income tax benefit" in the Consolidated Statements of Income. Significant judgment is required in evaluating tax positions and determining the company’s provision for income taxes. The company regularly reviews its tax positions, and the reserves are adjusted in light of changing facts and circumstances, such as the resolution of outstanding tax audits or contingencies in various jurisdictions and the expiration of statutes of limitations.
EARNINGS PER SHARE
Basic earnings per share is calculated on the basis of the weighted average number of common shares outstanding during the year. Diluted earnings per share is calculated on the basis of the sum of the weighted average number of common shares outstanding during the year and the dilutive effect of the assumed conversion to common stock of the 4.25% convertible senior notes and the exercise or vesting of options and other stock awards using the treasury stock method. The assumed conversion to common stock of securities that would, on an individual basis, have an anti-dilutive effect on diluted earnings per share is not included in the diluted earnings per share computation.
CURRENCY TRANSLATION ADJUSTMENT
Chiquita primarily uses the U.S. dollar as its functional currency; however, prior to the sale of the company's operations in the Ivory Coast in 2009 (see Note 20), the euro was the functional currency for these operations. Certain smaller subsidiaries also have functional currencies other than the U.S. dollar.
HEDGING
The company is exposed to currency exchange risk, most significantly from the value of the euro and its effect on the amount of net euro cash flow from the conversion of euro-denominated sales into U.S. dollars. The company is also exposed to price risk on purchases of bunker fuel used in its ocean shipping operations. The company may reduce these risks by purchasing derivatives, such as options and forward contracts. When purchasing derivatives, the company identifies a "forecasted hedged transaction," which is a specific future transaction (e.g., the purchase of fuel or exchange of currency in a specific future period), and designates the risk associated with the forecasted hedged transaction that the derivative will mitigate. The fair value of all derivatives is recognized in the Consolidated Balance Sheets. Gains and losses from changes in fair value of derivatives are recognized in net income in the current period if a derivative does not qualify for, or is not designated for, hedge accounting.
Most of the company's derivatives qualify for hedge accounting as cash flow hedges. The company formally documents all relationships between derivatives and the forecasted hedged transactions, including the company's risk management objective and strategy for undertaking various hedge transactions. To the extent that a derivative is effective in offsetting the designated risk exposure of the forecasted hedged transaction, gains and losses are deferred in accumulated other comprehensive income ("AOCI") in the Consolidated Balance Sheets until the respective forecasted hedged transaction occurs, at which point any gain or loss is recognized in net income. Gains or losses on effective hedges that have been terminated prior to maturity are also deferred in AOCI until the forecasted hedged transactions occur. For the ineffective portion of the hedge, gains or losses are reflected in net income in the current period. Ineffectiveness is caused by an imperfect correlation of the change in fair value of the derivative and the risk that is hedged.
The earnings effect of the derivatives is recorded in "Net sales" for currency hedges, and in "Cost of sales" for fuel hedges. The company does not hold or issue derivative financial instruments for speculative purposes. See Note 11 for additional description of the company’s hedging activities.
FAIR VALUE MEASUREMENTS
The company carries financial assets and financial liabilities at fair value, as further described in Note 12, but did not elect to carry nonfinancial assets and nonfinancial liabilities at fair value. Fair value measurements of nonfinancial assets and nonfinancial liabilities are primarily used in goodwill and other intangible asset impairment reviews and in the valuation of assets held for sale. Fair value standards provide a framework for measuring fair value, which prioritizes the use of observable inputs in measuring fair value. Fair value is the price to hypothetically sell an asset or transfer a liability in an orderly manner in the principal market for that asset or liability. The standards address valuation techniques used to measure fair value including the market approach, the income approach and the cost approach. The market approach uses prices or relevant information generated by market transactions involving identical or comparable assets or liabilities. The income approach involves converting future cash flows to a single present value, with the fair value measurement based on current market expectations about those future cash flows. The cost approach is based on the amount that currently would be required to replace the service capacity of the asset. See further information related to fair value measurements above under "Goodwill, Trademarks and Intangible Assets" and in Notes 12 and 14.
PENSION AND TROPICAL SEVERANCE PLANS
The company records the underfunded status of the defined benefit postretirement plan and tropical severance plans as a liability on the Consolidated Balance Sheets, recognizes changes in the funded status in AOCI in the year in which the changes occur, and measures the plan assets and obligations that determine the funded status as of the end of the fiscal year. Significant assumptions used in the actuarial calculation of the liabilities and expense related to the company's defined benefit and foreign pension and severance plans include the discount rate, long-term rate of compensation increase, and the long-term rate of return on plan assets. For domestic plans, the company uses a discount rate based on a yield curve which uses the plans' expected payouts combined with a large population of high quality, fixed income investments in the U.S. that are appropriate for the expected timing of the plans' payments. For foreign plans, the company uses a discount rate based on the 10-year U.S. Treasury rate adjusted to reflect local inflation rates in those countries.
NEW ACCOUNTING STANDARDS
New accounting standards that could significantly affect the company's Consolidated Financial Statements are summarized as follows:

Issue Date	Description	Effective Date for Chiquita	Effect on Chiquita’s Consolidated Financial Statements
December 2011
Under the new requirements, entities must disclose both gross information and net information about instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement.
		Retrospectively, beginning January 1, 2013.	Will expand disclosure.
September 2011	Will require additional disclosures about participation in multiemployer pension plans.	Prospectively, for fiscal years ending after December 31, 2011.	The company does not participate in any material multiemployer pension plans.
September 2011	Permits the use of qualitative factors in determining whether it is likely that goodwill impairment exists.	Prospectively, beginning January 1, 2012; early adoption permitted.
The company did not adopt these standards early for its 2011 goodwill impairment testing process.  Because the measurement of a potential impairment loss has not changed, the amended standards will not have an effect on the company's Consolidated Financial Statements upon adoption in 2012.

June 2011	Requires components of other comprehensive income to be reported in either a single continuous statement or in two separate, but consecutive, statements of net income and other comprehensive income.	Retrospectively, beginning January 1, 2012; early adoption permitted.	Early adopted. See Consolidated Statements of Comprehensive Income.
May 2011	Amends the guidance on fair value measurements and disclosures.	Prospectively, beginning January 1, 2012.	Will expand disclosure.

Earnings Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share
Earnings Per Share
Basic and diluted earnings per common share ("EPS") are calculated as follows:

(In thousands, except per share amounts)	2011	2010	2009
Income from continuing operations	$56,836	$60,623	$91,208
Loss from discontinued operations	—	(3,268)	(717)
Net income	$56,836	$57,355	$90,491

Weighted average common shares outstanding (used to calculate basic EPS)	45,541	45,003	44,607
Stock options and other stock awards	745	847	641
Weighted average common shares outstanding (used to calculate diluted EPS)	46,286	45,850	45,248

Continuing operations	$1.25	1.34	2.05
Discontinued operations	—	(0.07)	(0.02)
Earnings per common share – basic	$1.25	1.27	2.03

Continuing operations	$1.23	$1.32	$2.02
Discontinued operations	—	(0.07)	(0.02)
Earnings per common share – diluted	$1.23	$1.25	$2.00
The assumed conversions to common stock of the company's warrants, stock options, other stock awards and 4.25% Convertible Senior Notes due 2016 ("Convertible Notes") are excluded from the diluted EPS computations for periods in which these items, on an individual basis, have an anti-dilutive effect on diluted EPS. In 2011, 2010 and 2009, the effect of the conversion of the Convertible Notes would have been anti-dilutive because the average trading price of the common stock was below the initial conversion price of $22.45 per share. Additionally, shares were excluded from the diluted EPS calculation related to restricted stock, stock options and long term incentive plans because they were anti-dilutive. These excluded shares were 1.5 million, 1.5 million, and 2.0 million for 2011, 2010 and 2009, respectively.

Relocation And Severance	12 Months Ended
Dec. 31, 2011
Restructuring and Related Activities [Abstract]
Relocation And Severance
Relocation and Severance
During the fourth quarter of 2011, the company committed to relocate its corporate headquarters from Cincinnati, Ohio to Charlotte, North Carolina, affecting approximately 300 positions. At the same time, the company committed to consolidate other corporate functions by bringing to Charlotte more than 100 additional positions currently spread across the U.S. to improve execution and accelerate decision-making. The relocation will occur in 2012 and is expected to cost approximately $30 million through 2013 (including capital expenditures of approximately $5 million after allowances from the landlord) of which a significant portion is expected to be recaptured through state, local and other incentives through 2022. One-time termination costs for affected employees include severance under the company's severance plan and, in some cases, retention awards, both of which require employees to continue providing services until their termination dates in order to be eligible for payment. Estimated payouts under the company's severance plan were accrued at the time the relocation was announced and estimated payouts of retention awards will be accrued over the remaining service period. Relocation, recruiting and other costs are being expensed as incurred. Restricted stock unit awards granted as relocation incentive will be expensed over the vesting periods.
A reconciliation of the accrual for the relocation that is included in "Accrued liabilities" is as follows:

(In thousands)	One-Time Termination Costs	Relocation, Recruiting and Other Costs	Total
December 31, 2010	$—	$—	$—
Amounts expensed	5,303	549	5,852
Amounts paid	—	(197)	(197)
December 31, 2011	$5,303	$352	$5,655
In 2008, the company committed to relocate its European headquarters from Belgium to Switzerland to optimize its long-term tax structure. The relocation, which was substantially complete at December 31, 2009, affected approximately 100 employees who were required to continue providing services until specified termination dates in order to be eligible for a one-time termination benefit. Employees in sales offices, ports and other field offices throughout Europe were not affected. In connection with the relocation, the company incurred aggregate costs of $19 million through December 31, 2010, including approximately $11 million of one-time termination benefits and approximately $8 million of relocation, recruiting and other costs. Expense for one-time termination benefits was accrued over each individual's required service period. Relocation and recruiting costs were expensed as incurred.
A reconciliation of the accrual for the relocation that is included in "Accrued liabilities" is as follows:

(In thousands)	One-Time Termination Costs	Relocation, Recruiting and Other Costs	Total
December 31, 2008	$3,884	$922	$4,806
Amounts expensed	6,951	5,125	12,076
Amounts paid	(9,947)	(5,877)	(15,824)
Currency translation	58	—	58
December 31, 2009	946	170	1,116
Amounts paid	(881)	(170)	(1,051)
Currency translation	(65)	—	(65)
December 31, 2010	$—	$—	$—

Finance Receivables	12 Months Ended
Dec. 31, 2011
Receivables [Abstract]
Finance Receivables
Finance Receivables
Finance receivables were as follows:

	December 31,
	2011		2010
(In thousands)	Grower Receivables	Seller Financing	Gross Receivable	Seller Financing
Gross receivable	$46,188	$35,021	$80,432	$39,821
Reserve	(37,519)	—	(4,552)	—
Net receivable	$8,669	$35,021	$75,880	$39,821

Current portion, net	$8,669	$4,771	$55,506	$5,096
Long-term portion, net	—	30,250	20,374	34,725
Net receivable	$8,669	$35,021	$75,880	$39,821
Activity in the finance receivable reserve is as follows:

(In thousands)	Grower Receivables
Reserve at December 31, 2010	$4,552
Charged to costs and expenses	33,401
Recoveries	(435)
Write-offs	—
Foreign exchange and other	1
Reserve at December 31, 2011	$37,519
Seasonal advances may be made to certain qualified growers of other produce, which are normally collected as the other produce is harvested and sold. The company generally requires asset liens and pledges of the season's produce as collateral to support these advances. If sales of the season's produce do not result in full repayment of the advance, the company may exercise the collateral provisions or renegotiate the terms, including terms of interest, to collect the remaining balance. The company also carries payables to growers related to revenue collected from the sale of the other produce that is subsequently remitted to the grower, less outstanding grower advances and a margin retained by the company based upon the terms of the contract. Grower payables of $1 million and $21 million at December 31, 2011 and 2010, respectively, are included in "Accounts payable" in the Consolidated Balance Sheets. The company's grower receivable and grower payable balances have significantly decreased in 2011 after the discontinuation of its relationship with a Chilean grower.
Of the total seasonal advances, $32 million (all of which is classified as long-term) and $50 million (including $20 million classified as long-term) relates to a Chilean grower of grapes and other produce as of December 31, 2011 and 2010, respectively. In 2011, the company recorded a reserve of $32 million for advances made to this Chilean grower based upon additional information received on the grower's credit quality, lower than expected collections through the 2010-2011 Chilean grape season and a decision to change the company's grape sourcing model. Late in 2011, the Chilean grower was declared bankrupt; the company continues to aggressively negotiate recovery with the bankruptcy trustee and other creditors of the grower.
The company provided seller financing in the 2009 sale of the former joint venture that sourced bananas and pineapples from the Philippines for sale in the Middle East and Asia. The financing for the sale of this joint venture is a note receivable in equal installments through 2019. The company also provided seller financing in the 2004 sale of its former Colombian subsidiary in the form of a note receivable in equal installments through May 2012. The terms of the seller financing were based on the earnings power of the businesses sold. Payments are current on both seller financing notes receivable.

Inventories	12 Months Ended
Dec. 31, 2011
Inventory, Net [Abstract]
Inventories
Inventories
Inventories consist of the following:

	December 31,
(In thousands)	2011	2010[1]
Finished goods	$91,595	$64,243
Growing crops	72,382	74,392
Raw materials, supplies and other	74,302	73,614
	$238,279	$212,249
[1] Prior period figures include reclassifications for comparative purposes.
The carrying value of inventories valued by the LIFO method was approximately $99 million and $85 million at December 31, 2011 and 2010, respectively. At current costs, these inventories would have been approximately $45 million and $55 million higher than the LIFO values at December 31, 2011 and 2010, respectively. There were no LIFO liquidations in 2011. The company had $9 million of LIFO liquidations in 2010.

Property, Plant And Equipment	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment [Abstract]
Property, Plant And Equipment
Property, Plant and Equipment
Property, plant and equipment consist of the following:

	December 31,
(In thousands)	2011	2010
Land	$41,107	$40,117
Buildings and improvements	170,052	153,503
Machinery, equipment and other	380,785	348,987
Containers	8,992	12,398
Cultivations	59,175	51,329
	660,111	606,334
Accumulated depreciation	(337,036)	(312,341)
	323,075	293,993
Construction in progress	46,612	55,657
	$369,687	$349,650

Equity Method Investments	12 Months Ended
Dec. 31, 2011
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
Equity Method Investments
The company's share of the (loss) income from equity method investments was $(6) million, $(3) million and $17 million in 2011, 2010 and 2009, respectively, and its investment in these affiliates totaled $17 million and $19 million at December 31, 2011 and 2010, respectively. The company did not have undistributed earnings from its equity method investments at December 31, 2011 and 2010. The company's carrying value of equity method investments was approximately $1 million less than the company's proportionate share of the investees' underlying net assets at both December 31, 2011 and 2010. The amount associated with the property, plant and equipment of the underlying investees was not significant.
Summarized financial information for the company's equity method investments is as follows:

	Years ended December 31,
(In thousands)	2011	2010	2009
Revenue	$43,287	$128,166	$567,739
Gross profit	11,530	23,617	88,562
Net (loss) income[1]	(12,824)	(8,114)	33,823
	December 31,
(In thousands)	2011	2010
Current assets	$7,529	$7,888
Total assets	48,998	55,828
Current liabilities	6,609	9,316
Total liabilities	8,397	11,207

[1]	2010 includes approximately $2 million of net income related to Coast Citrus Distributors that was sold in 2010.
The company's primary equity method investments were: the Danone JV, which was formed in May 2010; Coast Citrus Distributors, which was sold in April 2010; and the Asia JV, which was sold in August 2009. See further discussion in Note 20. The company's fourth quarter assessment of the investment in the Danone JV indicated no impairment.
There were no sales by Chiquita to equity method investees for year ended December 31, 2011, however, sales by Chiquita to equity method investees were approximately $13 million and $35 million in the years ended December 31, 2010 and 2009, respectively. No purchases were made by the company from equity method investees in the year ended December 31, 2011 and 2010. Purchases by the company from equity method investees were $10 million in the year ended December 31, 2009.

Goodwill, Trademarks And Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill, Trademarks And Intangible Assets
Goodwill, Trademarks and Intangible Assets
GOODWILL
The company's goodwill is primarily related to its salad operations, Fresh Express, and is included in the Salads and Healthy Snacks reportable segment (see Note 18). Goodwill as of December 31, 2011, 2010, and 2009 is as follows:

(In thousands)
Gross Goodwill	$551,879
Accumulated Impairment Losses	$(375,295)
Net Carrying Value of Goodwill	$176,584
TRADEMARKS AND OTHER INTANGIBLE ASSETS
The company's trademarks for Chiquita and Fresh Express are not amortizable (indefinite-lived). Other intangible assets, such as customer relationships and patented technology related to Fresh Express, are amortizable (definite-lived). Trademarks and other intangible assets, net, consist of the following:

	December 31,
(In thousands)	2011	2010
Unamortized intangible assets:
Chiquita trademarks	$387,585	$387,585
Fresh Express trademarks	61,500	61,500
	$449,085	$449,085
Amortized intangible assets:
Customer relationships	$110,000	$110,000
Patented technology	55,123	59,500
	165,123	169,500
Accumulated amortization:
Customer relationships	(38,383)	(32,222)
Patented technology	(21,043)	(22,295)
	(59,426)	(54,517)
Other intangible assets, net	$105,697	$114,983
Amortization expense of other intangible assets totaled $9 million in 2011 and $10 million in 2010 and 2009. The estimated amortization expense associated with other intangible assets is approximately $9 million in each of the next five years. See Note 1 for discussion of impairment reviews.

Accounts Payable And Accrued Liabilities	12 Months Ended
Dec. 31, 2011
Accounts Payable and Accrued Liabilities [Abstract]
Accounts Payable And Accrued Liabilities
Accounts Payable and Accrued Liabilities
Accounts payable and accrued liabilities consist of the following:

	December 31,
(In thousands)	2011	2010
Accounts payable:
Trade	$223,465	$231,616
Other	28,107	32,676
	$251,572	$264,292
Accrued liabilities:
Payroll and employee benefit costs	$54,099	$48,438
Other	60,880	79,028
	$114,979	$127,466

Debt	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Debt
Debt
Debt, which is not carried at fair value, consists of the following:

	December 31, 2011		December 31, 2010
	Carrying	Estimated	Carrying	Estimated
(In thousands)	Value	Fair Value	Value	Fair Value
Parent company1:
7½% Senior Notes due 2014	$106,438	$107,000	$156,438	$161,000
8 7/8% Senior Notes due 2015	N/A	N/A	177,015	179,000
4.25% Convertible Senior Notes due 2016	143,367	172,000	134,761	193,000
Subsidiary[2]:
Credit Facility Term Loan	321,750	321,000	N/A	N/A
Preceding Credit Facility	N/A	N/A	165,000	165,000
Other	924		928	900
Less current portion	(16,774)		(20,169)
Total long-term debt	$555,705		$613,973

[1]
The fair value of the parent company debt is based on observable inputs, which include quoted prices for similar assets or liabilities in an active market and market-corroborated inputs (Level 2). See also Note 12 for discussion of fair value.

[2]
Credit facilities and other subsidiary debt may be traded on the secondary loan market, and the fair value of the Term Loan is based on either the last available trading price, if recent, or trading prices of comparable debt (Level 3). See also Note 12 for discussion of fair value.

Debt maturities are as follows:

(In thousands)
2012	$16,774
2013	24,991
2014[1]	387,133
2015	214
2016	200,000
Later years	—

[1]
The Credit Facility Term Loan matures on May 1, 2014, which is six months prior to the maturity of the company's 7½% Senior Notes, unless the company refinances, or otherwise extends, the maturity of the 7½% Senior Notes by such date. If the 7½% Senior Notes are refinanced or extended, $33 million and $215 million of Credit Facility Term Loan maturities will be extended to 2015 and 2016, respectively.

Total cash payments for interest were $51 million, $46 million and $51 million in 2011, 2010 and 2009, respectively.
CREDIT FACILITY
In July 2011, CBL, the company's main operating subsidiary, entered into an amended and restated senior secured credit facility ("Credit Facility") using the proceeds to retire CBL's Preceding Credit Facility (defined below) and purchase $133 million of the CBII's 8 7/8% Senior Notes due in 2015 in a tender offer at 103.333% of their par value. The company called the remaining $44 million of the 8 7/8% Senior Notes for redemption in August 2011 at 102.958% of their par value, using the remainder of the proceeds from the Credit Facility together with available cash to redeem them. Expenses of $11 million in 2011 are included in "Other income (expense), net" on the Consolidated Statements of Income and "Loss on debt extinguishment, net" on the Consolidated Statements of Cash Flow and are related to the refinancing activity. The expenses included the write-off of $4 million of remaining deferred financing fees from the Preceding Credit Facility and the 8 7/8% Senior Notes and $6 million total premiums paid to retire the 8 7/8% Senior Notes. The amounts in "Other income (expense), net" in 2010 relate to the company's repurchase of a portion of the Senior Notes more fully described below.
The Credit Facility includes a $330 million senior secured term loan ("Term Loan") and a $150 million senior secured revolving facility ("Revolver") both maturing July 26, 2016. However, the Credit Facility will mature on May 1, 2014, which is six months prior to the maturity of the company's 7½% Senior Notes, unless the company repays, refinances, or otherwise extends, the maturity of the 7½% Senior Notes by such date. The Term Loan and the Revolver can be increased by up to an aggregate of $50 million at the company's request, under certain circumstances.
The Term Loan bears interest, at the company's election, at a rate of LIBOR plus 3.00% to 3.75% or a "Base Rate" plus 2.00% to 2.75%, the spread in each case depending on CBII's leverage ratio. The "Base Rate" is the higher of the administrative agent's prime rate or the federal funds rate plus 0.50%. Through December 6, 2011, the terms of the Credit Facility set the annual interest rate for the Term Loan at LIBOR plus 3.00% (3.25% based on September 30, 2011 LIBOR). Based upon the CBII leverage ratio, it reset to LIBOR plus 3.25% (3.56% on December 7, 2011). Subject to the early maturity provision described above, the Term Loan requires quarterly principal repayments of $4 million beginning September 30, 2011 through June 30, 2013 and quarterly principal repayments of $8 million beginning September 30, 2013 through March 31, 2016, with any remaining principal balance due at June 30, 2016 subject to the early maturity clause described above. The Term Loan may be repaid without penalty, but amounts repaid under the Term Loan may not be reborrowed.
The Revolver bears interest, at the company's election, at a rate of LIBOR plus 2.75% to 3.50% or a "Base Rate" plus 1.75% to 2.50%, the spread in each case depending on CBII's leverage ratio. The company is required to pay a commitment fee on the daily unused portion of the Revolver of 0.375% to 0.50% depending on CBII's leverage ratio. Based upon the CBII leverage ratio, the borrowing rate under the Revolver would be either LIBOR plus 3.00% or "Base Rate" plus 2.00% and the commitment fee would be 0.375%. The Revolver has a $100 million sublimit for letters of credit, subject to a $50 million sublimit for non-U.S. currency letters of credit. At December 31, 2011, there were no borrowings under the Revolver other than having used $26 million to support letters of credit, leaving an available balance of $124 million. In January 2012, the company borrowed $30 million under the revolving credit facility to fund seasonal working capital needs and repaid the balance during February 2012.
The Credit Facility contains two financial maintenance covenants, a CBL (operating company) leverage ratio (debt divided by EBITDA, each as defined in the Credit Facility) that is no higher than 3.50x and a fixed charge ratio (the sum of CBL's EBITDA plus Net Rent divided by Fixed Charges, each as defined in the Credit Facility) that is at least 1.15x, which are substantially the same as the Preceding Credit Facility. The Credit Facility's financial covenants exclude changes in generally accepted accounting principles effective after December 31, 2010. EBITDA, as defined in the Credit Facility, excludes certain non-cash items including stock compensation and impairments. Fixed Charges, as defined in the Credit Facility, includes interest payments and distributions by CBL to CBII other than for normal overhead expenses, net rent and net lease expense. Net rent and net lease expense, as defined in the Credit Facility, exclude the estimated portion of ship charter costs that represents normal vessel operating expenses. Debt for purposes of the leverage covenant includes subsidiary debt plus letters of credit outstanding and synthetic leases ($61 million at December 31, 2011), which are operating leases under generally accepted accounting principles, but are capital leases for tax purposes. At December 30, 2011, the company was in compliance with the financial covenants of the Credit Facility.
CBL's obligations under the Credit Facility are guaranteed on a senior secured basis by CBII and all of CBL's material domestic subsidiaries. The obligations under the Credit Facility are secured by substantially all of the assets of CBL and its domestic subsidiaries, including trademarks, 100% of the stock of substantially all of CBL's domestic subsidiaries and no more than 65% of the stock of CBL's direct material foreign subsidiaries. CBII's obligations under its guarantee are secured by a pledge of the stock of CBL. The Credit Facility also places similar customary limitations as the Preceding Credit Facility on the ability of CBL and its subsidiaries to incur additional debt, create liens, dispose of assets and make investments and capital expenditures, as well as limitations on CBL's ability to make loans, distributions or other transfers to CBII. However, payments to CBII are permitted: (i) whether or not any event of default exists or is continuing under the Credit Facility, for all routine operating expenses in connection with the company's normal operations and to fund certain liabilities of CBII, including interest and principal payments on the Senior Notes (defined below), Convertible Notes and any notes used to refinance existing Senior Notes and Convertible Notes, and (ii), subject to no continuing event of default and compliance with the financial covenants, for other financial needs, including (A) payment of dividends and distributions to the company's shareholders and (B) repurchases of the company's common stock. The Credit Facility also eased certain restrictions that were contained in the Preceding Credit Facility over the company's ability to carry out mergers and acquisitions. Based on the company's December 31, 2011 covenant ratios, distributions to CBII, other than for normal overhead expenses and interest on the company's Senior Notes and Convertible Notes, were limited to approximately $70 million. The Credit Facility also requires that the net proceeds of significant asset sales be used within 180 days to prepay outstanding amounts, unless those proceeds are reinvested in the company's business.
7½% AND 8 7/8% SENIOR NOTES
As described above, the 8 7/8% Senior Notes were retired in 2011. In December 2011, the company redeemed $50 million of the 7½% Senior Notes due 2014 at 101.250% of their par value, (plus interest to the redemption date) incurring less than $1 million of expense in 2011 for call premiums and deferred financing fee write-offs. The company previously repurchased a total of $94 million ($11 million in 2010, $28 million in 2009 and $55 million in 2008) of the 7½% Senior Notes and $47 million ($2 million in 2010, $9 million in 2009 and $36 million in 2008) of the 8 7/8% Senior Notes in the open market at a small discount. These repurchases resulted in a small extinguishment loss, including the write off of deferred financing fees and transaction costs.
The 7½% Senior Notes are callable, in whole or from time to time in part at 101.25% of par value and at par value after November 1, 2012. The indentures for the 7½% Senior Notes contain covenants that limit the ability of the company and its subsidiaries to incur debt and issue preferred stock, dispose of assets, make investments, pay dividends or make distributions in respect of the company's capital stock, create liens, merge or consolidate, issue or sell stock of subsidiaries, enter into transactions with certain shareholders or affiliates, and guarantee company debt. These covenants are generally less restrictive than the covenants under the Credit Facility or the prior CBL Facility.
4.25% CONVERTIBLE SENIOR NOTES
In February 2008, the company issued $200 million of Convertible Notes. The Convertible Notes provided approximately $194 million in net proceeds, which were used to repay a portion of the prior CBL Facility (discussed below). Interest on the Convertible Notes is payable semiannually in arrears at a rate of 4.25% per annum, beginning August 15, 2008. The Convertible Notes are unsecured, unsubordinated obligations of the parent company and rank equally with the 7½% Senior Notes.
The Convertible Notes are convertible at an initial conversion rate of 44.5524 shares of common stock per $1,000 in principal amount, equivalent to an initial conversion price of approximately $22.45 per share of common stock. The conversion rate is subject to adjustment based on certain dilutive events, including stock splits, stock dividends and other distributions (including cash dividends) in respect of the common stock.
Holders of the Convertible Notes may tender their notes for conversion between May 15 and August 14, 2016, in multiples of $1,000 in principal amount, without limitation. Prior to May 15, 2016, holders may tender their Convertible Notes for conversion under the following circumstances: (i) in any quarter, if the closing price of Chiquita common stock during 20 of the last 30 trading days of the prior quarter was above 130% of the conversion price ($29.18 per share based on the initial conversion price); (ii) if a specified corporate event occurs, such as a merger, recapitalization or issuance of certain rights or warrants; (iii) within 30 days of a “fundamental change,” which includes a change in control, merger, sale of all or substantially all of the company's assets, dissolution or delisting; (iv) if during any 5-day trading period, the Convertible Notes are trading at less than 98% of the value of the shares into which the notes could otherwise be converted, as defined in the notes; or (v) if the company calls the Convertible Notes for redemption.
Upon conversion, the Convertible Notes may be settled in shares, in cash or any combination thereof, at the company's option, unless the company makes an “irrevocable net share settlement election,” in which case any Convertible Notes tendered for conversion will be settled in a cash amount equal to the principal portion together with shares of the company's common stock to the extent that the obligation exceeds such principal portion. Although the company initially reserved 11.8 million shares for issuance upon conversions of the Convertible Notes, the company's current intent and policy is to settle any conversion of the Convertible Notes as if it had elected to make the net share settlement.
Subject to certain exceptions, if the company undergoes a “fundamental change,” as defined in the notes, each holder of Convertible Notes will have the option to require the company to repurchase all or a portion of such holder's Convertible Notes. In the event of a fundamental change, the repurchase price will be 100% of the principal amount of the Convertible Notes to be purchased, plus accrued and unpaid interest, plus certain make-whole adjustments, if applicable. Any Convertible Notes repurchased by the company will be paid in cash.
Beginning February 19, 2014, the company may call the Convertible Notes for redemption if the common stock trades above 130% of the applicable conversion price ($29.18 based on the initial conversion price) for at least 20 of the 30 trading days preceding the redemption notice.
The company's Convertible Notes are required to be accounted for in two components: (i) a debt component included in “Long-term debt, net of current portion” recorded at the issuance date representing the estimated fair value of a similar debt instrument without the debt-for-equity conversion feature; and (ii) an equity component included in “Capital surplus” representing the issuance date estimated fair value of the conversion feature. This separation results in the debt being carried at a discount, which is accreted to the principal amount of the debt component using the effective interest rate method over the expected life of the Convertible Notes (through the maturity date).
To estimate the fair value of the debt component, the company discounted the principal balance to result in an effective interest rate of 12.50% for each of the years ended December 31, 2011, 2010 and 2009. The fair value of the equity component was estimated as the difference between the full principal amount and the estimated fair value of the debt component, net of an allocation of issuance costs and income tax effects. These were Level 3 fair value measurements (described in Note 12) and will be reconsidered in the event that any of the Convertible Notes are converted.
The carrying amounts of the debt and equity components of the Convertible Notes, are as follows:

	December 31,
(In thousands)	2011	2010
Principal amount of debt component[1]	$200,000	$200,000
Unamortized discount	(56,633)	(65,239)
Net carrying amount of debt component	$143,367	$134,761

Equity component	$84,904	$84,904
Issuance costs and income taxes	(3,210)	(3,210)
Equity component, net of issuance costs and income taxes	$81,694	$81,694

[1]
As of December 31, 2011 and 2010, the the Convertible Notes' “if-converted” value did not exceed their principal amount because the company's common stock price was below the conversion price of the Convertible Notes.

The interest expense related to the Convertible Notes was as follows:

	December 31,
(In thousands)	2011	2010	2009
4.25% coupon interest	$8,500	$8,500	$8,500
Amortization of deferred financing fees	469	469	505
Amortization of discount on the debt component	8,606	7,623	6,753
	$17,575	$16,592	$15,758
PRECEDING CREDIT FACILITY
The Credit Facility replaced the remaining portion of the previous $350 million senior secured credit facility ("Preceding Credit Facility") that consisted of a $200 million senior secured term loan (the "Preceding Term Loan") and a $150 million senior secured revolving credit facility (the "Preceding Revolver").
At the company's election, the interest rate for the Preceding Term Loan was based on LIBOR plus a spread based on CBII's leverage ratio and was 4.06% and 4.00% at December 31, 2010 and 2009, respectively. The Preceding Term Loan required quarterly principal repayments of $2.5 million through March 31, 2010 and required $5 million thereafter for the life of the loan, with any remaining balance to be paid upon maturity at March 31, 2014. Repurchases of the Senior Notes in 2010, 2009 and 2008 did not affect the financial maintenance covenants of the Preceding Credit Facility because they were repurchased by CBL as permitted investments until retired in 2011 under the terms of the Credit Facility and therefore, do not affect the financial maintenance covenants.
There were no borrowings under the Preceding Revolver other than using $23 million and $22 million to support letters of credit leaving an available balance of $127 million and $128 million at December 31, 2010 and 2009, respectively. The company was required to pay a fee of 0.50% per annum on the daily unused portion of the Preceding Revolver. The Preceding Revolver contained a $100 million sub-limit for letters of credit, subject to a $50 million sub-limit for non-U.S. currency letters of credit.

Hedging	12 Months Ended
Dec. 31, 2011
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Hedging
Hedging
Derivative instruments are carried at fair value in the Consolidated Balance Sheets. For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gains or losses is deferred as a component of "Accumulated other comprehensive income (loss)" and reclassified into net income in the same period during which the hedged transaction affects net income. Gains and losses on derivatives representing hedge ineffectiveness are recognized in net income currently. See further information regarding fair value measurements of derivatives in Note 12.
The company uses average rate euro put options, collars and forward contracts to manage its exposure to exchange rates on the conversion of euro-based revenue into U.S. dollars. Average rate euro put options require an upfront premium payment and reduce the risk of a decline in the value of the euro without limiting the benefit of an increase in the value of the euro. Collars (involving an average rate euro put and call option) reduce our net option premium expense, but limit the benefit from an increase in the value of the euro. Average rate forward contracts lock in the value of the euro and do not require an upfront premium.
Most of the company's foreign operations use the U.S. dollar as their functional currency. As a result, balance sheet translation adjustments due to currency fluctuations are recognized currently in "Cost of sales." To minimize the resulting volatility, the company also enters into 30-day euro forward contracts each month to economically hedge the net monetary assets exposed to euro exchange rates. These 30-day euro forward contracts are not designated as hedging instruments, and gains and losses on these forward contracts are recognized currently in "Cost of sales." The company recognized $4 million, $8 million and $(6) million of gains (losses) on 30-day euro forward contracts and $(13) million, $(11) million and $4 million of gains (losses) from fluctuations in the value of the net monetary assets exposed to euro exchange rates for the years ended December 31, 2011, 2010, and 2009 respectively.
The company also enters into bunker fuel forward contracts for its shipping operations, which permit it to lock in fuel purchase prices for up to three years and thereby minimize the volatility that changes in fuel prices could have on its operating results. These bunker fuel forward contracts are designated as cash flow hedging instruments. In 2011, the company implemented a new shipping configuration, the first change of such magnitude in several years. These changes are expected to reduce the company's total bunker fuel consumption and change the ports where bunker fuel will be purchased. As a result of these changes, accounting standards required the company to recognize $12 million of unrealized gains on bunker fuel forward contracts in "Cost of sales" in 2011 on positions that were originally intended to hedge bunker fuel purchases in future periods. These unrealized gains, previously deferred in "Accumulated other comprehensive income (loss)" were recognized because the forecasted fuel purchases, as documented by the company, became probable not to occur. Cash flow hedging relationships of many of the affected bunker fuel forward contracts were reapplied to other bunker fuel purchases; however, accounting standards require these to be based on the market prices at the date the new hedging relationships were established, even though there is no change in the hedging instrument. Bunker fuel forward contracts that were in excess of our total expected core fuel demand were sold and gains of $2 million were realized. In December 2011, the company sold certain bunker fuel forward contracts representing 74,655 metric tons with maturity dates varying from January 2012 to December 2013 for $7 million; because the forecasted hedged transactions were still probable of occurrence, the effective portion of gains or losses will continue to be deferred in "Accumulated other comprehensive income" until each maturity date.
At December 31, 2011, the company's hedge portfolio was comprised of the following outstanding positions:

	Notional Amount	Contract Average Rate/Price	Settlement Period
Derivatives designated as hedging instruments:
Average rate forward contracts	€63 million	$1.38/€	2012
3.5% Rotterdam Barge/Singapore 180 fuel derivatives:
Bunker fuel forward contracts[1]	89,477 mt	$462/mt	2012
Bunker fuel forward contracts[1]	76,701 mt	$497/mt	2013
Bunker fuel forward contracts[1]	74,096 mt	$581/mt	2014
Derivatives not designated as hedging instruments:
30-day euro forward contracts	€77 million	$1.31/€	Jan. 2012

[1]
As described in the paragraph above, new cash flow hedge relationships were established for certain bunker fuel forward contracts in 2011. These changes result in hedge rates for accounting purposes that are different from those in the hedge contract terms.

Activity related to the company's derivative assets and liabilities designated as hedging instruments is as follows:

(In thousands)	Currency Hedge Portfolio	Bunker Fuel Forward Contracts
Balance at December 31, 2009	$6,527	$6,257
Realized (gains) losses included in net income	(1,565)	7,903
Purchases (sales), net[1]	3,972	—
Changes in fair value	(8,641)	13,154
Balance at December 31, 2010	$293	$27,314
Realized (gains) losses included in net income	(501)	(37,019)
Purchases (sales), net[1]	5,013	(10,296)
Changes in fair value	427	34,755
Balance at December 31, 2011	$5,232	$14,754

[1]
Purchases (sales) represent the cash premiums paid upon the purchase of euro put options or received upon the sale of euro call options in the currency hedge portfolio. Bunker fuel forward contracts require no up-front cash payment and have an initial fair value of zero; instead any gain or loss on the forward contracts (swaps) is settled in cash upon the maturity of the forward contracts. Sales of bunker fuel forward contracts represent cash received for positions that were sold prior to their expiration.

Deferred net gains (losses) in "Accumulated other comprehensive income (loss)" at December 31, 2011 are expected to be reclassified into income as follows:

Expected Period of Recognition	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total
2012	$5,232	$11,258	$16,490
2013	—	3,779	3,779
2014	—	(2,605)	(2,605)
	$5,232	$12,432	$17,664
The following table summarizes the effect of the company's derivatives designated as cash flow hedging instruments on OCI and earnings:

	Year Ended December 31, 2011			Year Ended December 31, 2010
(In thousands)	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total	Currency Hedge Portfolio	Bunker Fuel Forward Contracts	Total
Gain (loss) recognized in OCI on derivative (effective portion)	$14,243	$24,660	$38,903	$15,743	$12,966	$28,709
Gain (loss) reclassified from AOCI into income (effective portion)[1]	7,805	37,019	44,824	13,707	(7,903)	5,804
Gain (loss) recognized in income on derivative (ineffective portion)[1]	—	10,095	10,095	—	188	188

[1]
Both the gain (loss) reclassified from accumulated OCI into income (effective portion) and the gain (loss) recognized in income on derivative (ineffective portion), if any, are included in "Net sales" for the currency hedge portfolio and "Cost of sales" for bunker fuel forward contracts.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
Fair value is the price to hypothetically sell an asset or transfer a liability in an orderly manner in the principal market for that asset or liability. Accounting standards prioritize the use of observable inputs in measuring fair value. The level of a fair value measurement is determined entirely by the lowest level input that is significant to the measurement. The three levels are (from highest to lowest):
Level 1 – observable prices in active markets for identical assets and liabilities;
Level 2 – observable inputs other than quoted market prices in active markets for identical assets and liabilities, which include quoted prices for similar assets or liabilities in an active market and market-corroborated inputs; and
Level 3 – unobservable inputs.
The following table summarizes financial assets and liabilities at fair value including derivative instruments on a gross basis and the location of these instruments on the Consolidated Balance Sheets:

		Assets (Liabilities)	Fair Value Measurements Using
(In thousands)	Balance Sheet Location	at Fair Value	Level 1	Level 2	Level 3
December 31, 2011
Derivatives[1]:
Currency hedge portfolio	Other current assets	$5,232	$—	$5,232	$—
30-day euro forward contracts	Other current assets	650	—	650	—
Bunker fuel forward contracts	Other current assets	17,490	—	17,490	—
Bunker fuel forward contracts	Other current assets	(5,460)	—	(5,460)	—
Bunker fuel forward contracts	Investments and other assets, net	7,232	—	7,232	—
Bunker fuel forward contracts	Investments and other assets, net	(3,990)	—	(3,990)	—
Bunker fuel forward contracts	Other liabilities	577	—	577	—
Bunker fuel forward contracts	Other liabilities	(1,095)	$—	$(1,095)	$—
Available-for-sale investment	Investments and other assets, net	2,683	$2,683	$—	$—
		$23,319	$2,683	$20,636	$—
December 31, 2010
Derivatives[1]:
Currency hedge portfolio	Other current assets	$215	$—	$215	$—
Currency hedge portfolio	Accrued liabilities	78	—	78	—
Bunker fuel forward contracts	Other current assets	15,861	—	15,861	—
Bunker fuel forward contracts	Investments and other assets, net	11,453	—	11,453	—
30-day euro forward contracts	Other current assets	(1,267)	—	(1,267)	—
30-day euro forward contracts	Accrued liabilities	(574)	—	(574)	—
Available-for-sale investment	Investments and other assets, net	2,908	2,908	—	—
		$28,674	$2,908	$25,766	$—

[1]
Currency hedge portfolio and bunker fuel forward contracts are designated as hedging instruments. 30-day euro forward contracts are not designated as hedging instruments. To the extent derivatives in an asset position and derivatives in a liability position are with the same counterparty, they are netted in the Consolidated Balance Sheets because the company enters into master netting arrangements with each of its hedging partners. See also Note 11.

The company values fuel hedging positions by applying an observable discount rate to the current forward prices of identical hedge positions. The company values currency hedging positions by utilizing observable or market-corroborated inputs such as exchange rates, volatility and forward yield curves. The company trades only with counterparties that meet certain liquidity and creditworthiness standards, and does not anticipate non-performance by any of these counterparties. The company does not require collateral from its counterparties, nor is it obligated to provide collateral when contracts are in a liability position. However, consideration of non-performance risk is required when valuing derivative instruments, and the company includes an adjustment for non-performance risk in the recognized measure of derivative instruments to reflect the full credit default spread ("CDS") applied to a net exposure by counterparty. When there is a net asset position, the company uses the counterparty's CDS; when there is a net liability position, the company uses its own estimated CDS. CDS is generally not a significant input in measuring fair value, and was not significant for any of the company's derivative instruments in any period presented. See further discussion and tabular disclosure of hedging activity in Note 11.
Fair value measurements of benefit plan assets included in net benefit plan liabilities are based on quoted market prices in active markets (Level 1) or quoted prices in inactive markets (Level 2). The carrying amounts of cash and equivalents, accounts receivable and accounts payable approximate fair value. Level 3 fair value measurements are used in the impairment reviews of goodwill and intangible assets, which take place annually during the fourth quarter, or as circumstances indicate the possibility of impairment.
Financial instruments not carried at fair value consist of the company's parent company debt and subsidiary debt. See further fair value discussion and tabular disclosure in Note 10.

Leases	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Leases
Leases
Total rental expense consists of the following:

(In thousands)	2011	2010	2009
Gross rentals
Ships and containers	$175,905	$165,562	$178,637
Other	40,879	39,063	43,790
	216,784	204,625	222,427
Sublease rentals	(5,416)	(4,679)	(5,689)
	$211,368	$199,946	$216,738
The company has leased eleven cargo ships (eight refrigerated and three containerized) through 2014 under a sale-leaseback, with options for up to an additional five years, three ships through 2011 and ten ships through 2012. No purchase options exist on ships under operating leases. A deferred gain on the 2007 sale-leaseback of 11 refrigerated cargo ships is being recognized as a reduction of "Cost of sales" over the base term of the leases, through 2014. In 2011 the company implemented a new shipping configuration involving shipment of part of its core volume in container equipment on board the ships of certain third-party container shipping operators. As a result of this change, five of the 21 chartered cargo ships have been subleased until the end of 2012, and an equivalent number of ship charters will not be renewed for 2013. The company accelerated $4 million of ship charter expense, net of expected sublease income, due to this reconfiguration, for two ships that were taken out of the company's shipping rotation in December 2011; the other three ships were taken out of the company's shipping rotation in the first quarter of 2012. The minimum rental payments in 2012 on the five subleased ships is $26 million, of which the company expects to offset with $14 million in sublease revenue.
The company also leases more than 10,000 containers and approximately 3,000 to 4,000 generator sets and chassis used for inland transportation of these containers. Some container leases follow the financial covenants as described in Note 10. These leases range from 5-8 years and are used for both ocean and ground transportation of bananas, other produce and other cargo.
A portion of the company's operating leases of containers contain residual value guarantees under which the company guarantees a certain minimum value of the containers at the end of the lease. If the company does not exercise its purchase option at the end of the lease, and the lessor cannot sell the containers for at least the guaranteed amount, the company will have to pay the difference to the lessor. The company estimates that the residual guarantees are approximately $21 million and $26 million at December 31, 2011 and 2010, respectively.
Portions of the minimum rental payments for ships constitute reimbursement for ship operating costs paid by the lessor. In addition, the company incurs a significant amount of rental expense related to short-term ship leases and leases of farm land for growing lettuce, which are not included in the future minimum rental payments table below.
Future minimum rental payments required under operating leases having initial or remaining non-cancelable lease terms in excess of one year at December 31, 2011 are as follows:

(In thousands)	Ships and Containers	Other	Total
2012	$133,072	$28,780	$161,852
2013	68,046	19,637	87,683
2014	42,945	11,458	54,403
2015	29,155	7,873	37,028
2016	23,289	5,032	28,321
Later years	21,195	2,502	23,697

Pension And Severance Benefits	12 Months Ended
Dec. 31, 2011
General Discussion of Pension and Other Postretirement Benefits [Abstract]
Pension And Severance Benefits
Pension and Severance Benefits
The company and its subsidiaries have several defined benefit and defined contribution pension plans covering domestic and foreign employees and have severance plans covering Central American employees. Pension plans covering eligible salaried and hourly employees and Central American severance plans for all employees call for benefits to be based upon years of service and compensation rates. The company uses a December 31 measurement date for all of its plans.
Pension and severance expense consists of the following:

	Domestic Plans
(In thousands)	2011	2010	2009
Defined benefit and severance plans:
Service cost	$447	$466	$434
Interest on projected benefit obligation	1,237	1,327	1,479
Expected return on plan assets	(1,685)	(1,668)	(1,704)
Recognized actuarial loss	239	144	55
	238	269	264
Defined contribution plans	8,718	9,225	8,576
Total pension and severance expense	$8,956	$9,494	$8,840
	Foreign Plans
(In thousands)	2011	2010	2009
Defined benefit and severance plans:
Service cost	$6,291	$6,105	$4,721
Interest on projected benefit obligation	4,044	4,195	4,294
Expected return on plan assets	(34)	(37)	(45)
Recognized actuarial loss (gain)	647	821	(146)
Amortization of prior service cost	128	128	128
	11,076	11,212	8,952
Net settlement gain	(134)	(118)	—
	10,942	11,094	8,952
Defined contribution plans	428	410	584
Total pension and severance expense	$11,370	$11,504	$9,536
The company's pension and severance benefit obligations relate primarily to Central American benefits which, in accordance with local government regulations, are generally not funded until benefits are paid. Domestic pension plans are funded in accordance with the requirements of the Employee Retirement Income Security Act.
In both 2011 and 2010, net settlement gains, as shown above, resulted from severance payments made to employees terminated in Panama.
Financial information with respect to the company's domestic and foreign defined benefit pension and severance plans is as follows:

	Domestic Plans Year Ended December 31,		Foreign Plans Year Ended December 31,
(In thousands)	2011	2010	2011	2010
Fair value of plan assets at beginning of year	$19,249	$18,373	$5,014	$4,989
Actual return on plan assets	(244)	2,376	74	360
Employer contributions	1,936	888	8,409	8,942
Benefits paid	(2,436)	(2,388)	(8,424)	(9,080)
Foreign exchange	—	—	—	(197)
Fair value of plan assets at end of year	$18,505	$19,249	$5,073	$5,014

Projected benefit obligation at beginning of year	$25,665	$25,716	$57,454	$50,024
Service and interest cost	1,684	1,793	10,335	10,300
Actuarial loss	1,861	544	(79)	6,789
Benefits paid	(2,436)	(2,388)	(8,424)	(9,080)
Foreign exchange	—	—	(58)	(579)
Projected benefit obligation at end of year	$26,774	$25,665	$59,228	$57,454

Plan assets less than projected benefit obligation	$(8,269)	$(6,416)	$(54,155)	$(52,440)
The short-term portion of the unfunded status was approximately $9 million for foreign plans as of both December 31, 2011 and 2010, respectively. The full unfunded status of the domestic plans was classified as long-term at both December 31, 2011 and 2010. The foreign plans' accumulated benefit obligation was $46 million and $45 million as of December 31, 2011 and 2010, respectively. The domestic plans' accumulated benefit obligation was $27 million and $26 million as of December 31, 2011 and 2010, respectively.
The following weighted-average assumptions were used to determine the projected benefit obligations for the company's domestic pension plans and foreign pension and severance plans:

	Domestic Plans December 31,		Foreign Plans December 31,
	2011	2010	2011	2010
Discount rate	4.25%	5.00%	6.75%	8.00%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%
The company's long-term rate of return on plan assets is based on the strategic asset allocation and future expected returns on plan assets. The following weighted-average assumptions were used to determine the net periodic benefit cost for the company's domestic pension plans and foreign pension and severance plans:

	Domestic Plans December 31,		Foreign Plans December 31,
	2011	2010	2011	2010
Discount rate	5.00%	5.50%	8.00%	8.00%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%
Long-term rate of return on plan assets	8.00%	8.00%	1.00%	1.00%
Included in "Accumulated other comprehensive income (loss)" in the Consolidated Balance Sheets are the following amounts that have not yet been recognized in net periodic pension cost:

	December 31,
(In thousands)	2011	2010
Unrecognized actuarial losses	$24,263	$21,303
Unrecognized prior service costs	948	1,076
The prior service costs and actuarial gains included in "Accumulated other comprehensive income" and expected to be included in net periodic pension cost during the next twelve months are $1 million.
The weighted-average asset allocations of the company's domestic pension plans and foreign pension and severance plans by asset category are as follows:

	Domestic Plans December 31,		Foreign Plans December 31,
	2011	2010	2011	2010
Asset category:
Equity securities	71%	74%	—	—
Fixed income securities	26%	24%	54%	24%
Cash and equivalents	3%	2%	46%	76%
The primary investment objective for the domestic plans is preservation of capital with a reasonable amount of long-term growth and income without undue exposure to risk. This is provided by a balanced strategy using fixed income securities, equities and cash equivalents. The target allocation of the overall fund is 75% equities and 25% fixed income securities. The cash position is maintained at a level sufficient to provide for the liquidity needs of the fund. For the funds covering the foreign plans, the asset allocations are primarily mandated by the applicable governments, with an investment objective of minimal risk exposure.
Mutual funds, domestic common stock, corporate debt securities and mortgage-backed pass-through securities held in the plans are publicly traded in active markets and are valued using the net asset value, or closing price of the investment at the measurement date. There have been no changes in the methodologies used at December 31, 2011 and 2010. The methods described above may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while the company believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.
The fair values of assets of the company's pension plans were as follows:

		Fair Value Measurements Using
(In thousands)	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
December 31, 2011
Domestic pension plans:
Money market accounts	$538	$538	$—	$—
Mutual funds:
Domestic	6,546	6,546	—	—
International	1,912	1,912	—	—
Domestic large-cap common stock	4,717	4,717	—	—
Fixed income securities:
Corporate bonds	2,642	—	2,642	—
Mortgage/asset-backed securities	1,968	—	1,968	—
Other	182	—	182	—
Total assets of domestic pension plans	18,505	13,713	4,792	—
Foreign pension and severance plans:
Cash and equivalents	2,347	2,347	—	—
Fixed income securities	2,726	—	2,726	—
Total assets of foreign pension and severance plans	5,073	2,347	2,726	—
Total assets of pension and severance plans	$23,578	$16,060	$7,518	$—
December 31, 2010
Domestic pension plans:
Money market accounts	$386	$386	$—	$—
Mutual funds:
Domestic	6,992	6,992	—	—
International	2,213	2,213	—	—
Domestic large-cap common stock	5,084	5,084	—	—
Fixed income securities:
Corporate bonds	2,518	—	2,518	—
Mortgage/asset-backed securities	1,819	—	1,819	—
Other	237	—	237	—
Total assets of domestic pension plans	19,249	14,675	4,574	—
Foreign pension and severance plans:
Cash and equivalents	3,815	3,815	—	—
Fixed income securities	1,199	—	1,199	—
Total assets of foreign pension and severance plans	5,014	3,815	1,199	—
Total assets of pension and severance plans	$24,263	$18,490	$5,773	$—
The company expects to contribute approximately $2 million, including discretionary contributions, to its domestic defined benefit pension plans and expects to contribute approximately $10 million to its foreign pension and severance plans in 2012.
Expected benefit payments for the company's domestic defined benefit pension plans and foreign pension and severance plans are as follows:

(In thousands)	Domestic Plans	Foreign Plans
2012	$2,068	$10,301
2013	2,045	9,501
2014	2,031	8,893
2015	2,028	8,268
2016	1,989	7,631
2017-2021	9,172	32,448
The company is also a participant in a multiemployer defined benefit plan based in the United Kingdom covering officers aboard the company's current and former ships. Expense is recognized as the company is notified of funding requirements. Expense recognized related to this multiemployer plan in 2011, 2010 and 2009 was not significant. The company does not expect future contribution requirements to be material.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
"Income tax benefit" in the Consolidated Statements of Income consists of the following:

(In thousands)	U.S. Federal	U.S. State	Foreign	Total
2011:
Current tax benefit (expense)	$—	$(1,564)	$(11,036)	$(12,600)
Deferred tax (expense) benefit	90,148	7,261	(2,609)	94,800
	$90,148	$5,697	$(13,645)	$82,200
2010:
Current tax benefit	$1,300	$1,354	$437	$3,091
Deferred tax (expense) benefit	—	33	(1,524)	(1,491)
	$1,300	$1,387	$(1,087)	$1,600
2009:
Current tax benefit (expense)	$(1,236)	$(1,499)	$3,870	$1,135
Deferred tax (expense) benefit	—	141	(876)	(735)
	$(1,236)	$(1,358)	$2,994	$400
Cash payments for income taxes were $17 million, $9 million and $11 million in 2011, 2010 and 2009, respectively.
The components of deferred income taxes included on the Consolidated Balance Sheets are as follows:

	December 31,
(In thousands)	2011	2010
Deferred tax benefits:
Net operating loss carryforwards	$196,114	$214,955
Other tax carryforwards	1,768	308
Employee benefits	30,489	29,588
Accrued expenses	24,840	11,165
Depreciation and amortization	15,935	18,424
Other	2,544	6,670
Total deferred tax benefits	271,690	281,110
Deferred tax liabilities:
Growing crops	(17,379)	(17,421)
Trademarks	(136,696)	(138,354)
Discount on Convertible Notes	(22,017)	(25,510)
Other	(4,397)	(3,467)
Total deferred tax liabilities	(180,489)	(184,752)
Net deferred tax benefit before valuation allowance	91,201	96,358
Valuation allowance	(104,256)	(202,943)
Net deferred tax liability	$(13,055)	$(106,585)
Deferred taxes are included in the following captions in the Consolidated Balance Sheets:

	December 31,
(In thousands)	2011	2010
Other current assets	$26,685	$5,130
Investments and other assets, net	3,508	4,110
Deferred tax liabilities	(43,248)	(115,825)
Net deferred tax liability	$(13,055)	$(106,585)
U.S. net operating loss carryforwards ("NOLs") were $285 million and $320 million as of December 31, 2011 and 2010, respectively. The U.S. NOLs existing at December 31, 2011 will expire between 2024 and 2029. Foreign NOLs were $485 million and $402 million at December 31, 2011 and 2010, respectively. Foreign NOLs existing at December 31, 2011 of $316 million will expire between 2012 and 2026. The remaining $169 million of foreign NOLs existing at December 31, 2011 have an indefinite carryforward period.
Until June 2011, valuation allowances on available U.S. NOLs significantly affected the company's effective tax rate; if a deferred tax asset with a full valuation allowance, such as an NOL, was realized, the corresponding valuation allowance was also released, resulting in no net effect to income taxes reported in the Consolidated Statements of Income. As a result of the U.S. valuation allowance release in 2011, the company expects an increase of future reported income tax expense, but no increase in cash paid for taxes for at least several years until the NOLs are fully utilized. As a result of sustained improvements in the performance of the company's North American businesses and the benefits of debt reduction over the last several years, the company has been generating annual U.S. taxable income beginning with tax year 2009, and expects this trend to continue, even if seasonal losses may be incurred in interim periods. In 2011, the company's forecast included increased visibility to North American banana pricing and stabilized sourcing costs. As a result of these considerations, the company recognized an $87 million income tax benefit in the second quarter of 2011 for the reversal of valuation allowances against 100% of the U.S. federal deferred tax assets and a portion of the state deferred tax assets, primarily NOLs, which are more likely than not to be realized in the future.
The company's overall effective tax rate may also vary significantly from period to period due to the level and mix of income among domestic and foreign jurisdictions. Many of these foreign jurisdictions have tax rates that are lower than the U.S. statutory rate, and the company continues to maintain full valuation allowances on deferred tax assets in some of these foreign jurisdictions. Other items that do not otherwise affect the company's earnings can also affect the overall effective tax rate, such as the effect of changing exchange rates on intercompany balances that can change the mix of income among domestic and foreign jurisdictions. Income before taxes attributable to foreign operations was $11 million, $11 million and $73 million in 2011, 2010 and 2009, respectively. Undistributed earnings of foreign subsidiaries, which were approximately $1.7 billion at December 31, 2011, have been permanently reinvested in foreign operations. Accordingly, no provision for U.S. federal and state income taxes has been recorded on these earnings. Additionally, "Income tax benefit" in the Consolidated Statements of Income includes benefits from the resolution of previously unrecognized tax benefits of $5 million, $13 million and $16 million for 2011, 2010 and 2009, respectively. The benefits relate to the resolution of tax contingencies and governmental rulings in various jurisdictions in 2010 and 2011; the resolution of tax contingencies and $4 million of benefits from the sale of the company’s operations in the Ivory Coast in 2009. See further discussion below of unrecognized tax benefits.
"Income tax benefit" differs from income taxes computed at the U.S. federal statutory rate for the following reasons:

(In thousands)	2011	2010	2009
Income tax (expense) benefit computed at U.S. federal statutory rate	$8,882	$(20,658)	$(31,532)
State income taxes, net of federal benefit	(856)	(1,149)	(799)
Impact of foreign operations	(9,750)	(25,508)	38,266
Change in valuation allowance[1]	85,375	38,794	(15,786)
Tax contingencies	(1,167)	9,764	11,447
Other	(285)	357	(1,196)
Income tax benefit	$82,200	$1,600	$400

[1]	Includes $88 million related to the release of the federal and state valuation allowances described above.
At December 31, 2011, 2010 and 2009, the company had unrecognized tax benefits of approximately $4 million, $7 million and $13 million, respectively, which could affect the company’s effective tax rate, if recognized. Interest and penalties included in “Income tax benefit” were $2 million, $4 million and $2 million in 2011, 2010 and 2009, respectively, and the cumulative interest and penalties included in the Consolidated Balance Sheets at December 31, 2011 and 2010 were $1 million and $4 million, respectively.
A summary of the activity for the company’s unrecognized tax benefits follows:

(In thousands)	2011	2010	2009
Balance as of beginning of the year	$10,295	$15,825	$22,730
Additions of tax positions of prior years	4,955	—	2,597
Settlements	(5,843)	—	(3,837)
Reductions due to lapse of the statute of limitations	(3,054)	(4,715)	(5,309)
Reduction from sale of subsidiary	—	—	(215)
Foreign currency exchange change	(45)	(815)	(141)
Balance as of end of the year	$6,308	$10,295	$15,825
During the next twelve months, it is reasonably possible that unrecognized tax benefits impacting the effective tax rate could be recognized as a result of the expiration of statutes of limitation in the amount of $2 million plus accrued interest and penalties. The following tax years remain subject to examinations by major tax jurisdictions:

Tax Years
Tax Jurisdiction:
United States	2008 – current
Germany	2001 – current
Italy	2007 – current
Netherlands	2006 – current
Switzerland	2008 – current

Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Share-based Compensation [Abstract]
Stock-Based Compensation
Stock-Based Compensation
The company may issue up to an aggregate of 10.5 million shares of common stock as stock awards (including restricted stock units), stock options, performance awards and stock appreciation rights (“SARs”) under its stock incentive plan; at December 31, 2011, 1.3 million shares were available for future grants. Stock options provide for the purchase of shares of common stock at fair market value at the date of grant. The company issues new shares when grants of restricted stock units vest or when options are exercised under the stock plan. Stock compensation expense totaled $10 million, $14 million and $14 million for the years ended December 31, 2011, 2010 and 2009, respectively.
RESTRICTED STOCK UNITS
The company’s share-based awards primarily consist of restricted stock units and generally vest over four years, and the fair value of the awards at the grant date is expensed over the period from the grant date to the date the employee is no longer required to provide service to earn the award. Prior to vesting, grantees are not eligible to vote or receive dividends on the restricted stock units.
A summary of the activity and related information for the company’s restricted stock units follows:

	2011		2010		2009
(In thousands, except per share amounts)	Units	Weighted average grant date price	Units	Weighted average grant date price	Units	Weighted average grant date price
Unvested units at beginning of year	1,502	$15.16	1,502	$15.30	1,551	$15.77
Units granted	1,134	10.23	729	14.83	755	13.35
Units vested	(670)	15.08	(629)	15.15	(622)	14.13
Units forfeited	(126)	14.81	(100)	14.83	(182)	15.24
Unvested units at end of year	1,840	$12.18	1,502	$15.16	1,502	$15.30
Restricted stock unit compensation expense totaled $8 million, $10 million and $8 million for the years ended December 31, 2011, 2010 and 2009, respectively. At December 31, 2011, there was $14 million of total unrecognized pre-tax compensation cost related to unvested restricted stock unit awards. This cost is expected to be recognized over a weighted-average period of approximately three years.
LONG-TERM INCENTIVE PROGRAM
The company has established a Long-Term Incentive Program (“LTIP”) for certain executive level employees. Awards are intended to be performance-based compensation as defined in Section 162(m) of the Internal Revenue Code. LTIP awards cover three-year performance cycles and are measured partly on performance criteria (cumulative earnings per share or cumulative free cash flow generation) and partly on market criteria (total shareholder return relative to a peer group of companies). In 2010, the LTIP was modified to allow a portion of the awards to be paid in cash in an amount substantially equal to the estimated tax liability triggered by such awards. LTIP awards outstanding in 2010 were modified, which changed them to liability-classified awards from equity-classified awards. Both liability-classified and equity-classified awards recognize the fair value of the award ratably over the performance period; however, equity-classified awards only measure the fair value at the grant date, whereas liability-classified awards measure the fair value at each reporting date, with changes in the fair value of the award cumulatively adjusted through expense each period. For modified awards, expense is recognized at the greater of the equity-method or the liability-method.

	December 31,
(In thousands)	2011	2010	2009
Reclassification between liabilities and Capital surplus for modifications	$3,700	$(6,363)	$—
Stock-based compensation expense[1]	10,011	14,028	14,264
Shares withheld for taxes	(1,720)	(2,639)	(2,063)
Capital surplus increase (decrease)	$11,991	$5,026	$12,201
For the 2011-2013 and 2010-2012 periods, up to 0.7 million and 0.4 million shares, respectively, could be awarded depending on the company’s achievement of the metrics. The company will award approximately 0.1 million shares and approximately $1 million in cash payments for the 2009-2011 plan in March 2012.
STOCK OPTIONS
Options for approximately 0.5 million shares were outstanding at December 31, 2011 under the stock incentive plan. These options generally vested over four years and are exercisable for a period not in excess of ten years, through 2014. In addition to the options granted under the plan, the table below includes an inducement stock option grant for 325,000 shares made to the company’s chief executive officer in January 2004 in accordance with New York Stock Exchange rules. No options have been granted since January 2004. Additionally, but not included in the table below, there were 4,000 SARs granted to certain non-U.S. employees outstanding at December 31, 2011, which are exercisable through 2012.
A summary of the activity and related information for the company’s stock options follows:

	2011		2010		2009
(In thousands, except per share amounts)	Shares	Weighted average exercise price	Shares	Weighted average exercise price	Shares	Weighted average exercise price
Under option at beginning of year	955	$18.47	1,182	$18.18	1,289	$18.08
Options exercised	—	—	—	—	—	—
Options forfeited or expired	(138)	16.94	(227)	16.95	(107)	16.97
Under option at end of year	817	$18.73	955	$18.47	1,182	$18.18
Options exercisable at end of year	817	$18.73	955	$18.47	1,182	$18.18
Options outstanding as of December 31, 2011 had a weighted average remaining contractual life of one year and had exercise prices ranging from $11.73 to $23.16. The following table provides further information on the range of exercise prices:

	Options Outstanding and Exercisable
(In thousands, except per share amounts)	Shares	Weighted average exercise price	Weighted average remaining life
Exercise price:
$11.73 - 15.05	163	$13.49	1 year
$16.92 - 16.97	330	16.95	1 year
$23.16	325	23.16	2 years

Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Stockholders' Equity Note [Abstract]
Shareholders' Equity
Shareholders’ Equity
The company’s Certificate of Incorporation authorizes 20 million shares of preferred stock and 150 million shares of common stock. Warrants representing the right to purchase 13.3 million shares of common stock at $19.23 per share were issued in 2002 and expired in March 2009.
At December 31, 2011, shares of common stock were reserved for the following purposes:

Issuance upon conversion of the Convertible Notes (see Note 10)	11.8 million
Issuance upon exercise of stock options and other stock awards (see Note 16)	3.9 million
The company’s shareholders’ equity includes “Accumulated other comprehensive income (loss)” at December 31, 2011 comprised of unrealized gains on derivatives of $18 million, unrealized translation gains of less than $1 million, a decrease in the fair value of an available-for-sale investment of less than $1 million and unrecognized prior service costs and actuarial losses of $25 million. The balance of “Accumulated other comprehensive income (loss)” at December 31, 2010 included unrealized gains on derivatives of $24 million, unrealized translation losses of less than $1 million, a decrease in the fair value of an available-for-sale investment of less than $1 million and unrecognized prior service costs and actuarial losses of $22 million.
In September 2006, the board of directors suspended the payment of dividends. Any future payments of dividends would require approval of the board of directors. See Note 10 for a further description of limitations under the company’s Senior Notes and Credit Facility on its ability to pay dividends.

Segment Information	12 Months Ended
Dec. 31, 2011
Segment Reporting [Abstract]
Segment Information
Segment Information
The company reports the following three business segments:

•	Bananas: Includes the sourcing (purchase and production), transportation, marketing and distribution of bananas.

•
Salads and Healthy Snacks: Includes ready-to-eat, packaged salads, referred to in the industry as “value-added salads” and other value-added products, such as healthy snacking items, fresh vegetable and fruit ingredients used in food service; processed fruit ingredients; and the company’s equity-method investment in Danone Chiquita Fruits, which sells Chiquita-branded fruit smoothies in Europe (see Note 2).

•	Other Produce: Includes the sourcing, marketing and distribution of whole fresh fruits and vegetables other than bananas.
Certain corporate expenses are not allocated to the reportable segments and are included in “Corporate costs” or “Relocation costs.” Inter-segment transactions are eliminated. Segment information represents only continuing operations. See Note 20 for information related to discontinued operations.
Financial information for each segment follows:

(In thousands)	Bananas	Salads and Healthy Snacks	Other Produce	Corporate Costs	Consolidated
2011
Net sales	$2,022,969	$953,464	$162,863	$—	$3,139,296
Segment results[1,2]	127,175	7,035	(36,757)	(63,713)	33,740
Depreciation and amortization	18,850	36,835	480	4,762	60,927
Equity in (losses) earnings of investees[3]	350	(6,664)	—	—	(6,314)
Total assets	1,122,537	714,129	38,160	63,133	1,937,959
Expenditures for long-lived assets	36,124	33,421	225	5,765	75,535
Net operating assets (liabilities)	746,792	585,961	28,992	(34,457)	1,327,288
2010
Net sales	$1,937,748	$1,028,475	$261,209	$—	$3,227,432
Segment results[4]	80,591	95,268	5,363	(70,426)	110,796
Depreciation and amortization	18,568	39,803	175	2,470	61,016
Equity in (losses) earnings of investees[5]	1,472	(4,837)	440	—	(2,925)
Total assets	1,100,391	702,639	105,303	158,813	2,067,146
Expenditures for long-lived assets	29,828	28,429	36	7,249	65,542
Net operating assets (liabilities)	639,212	570,917	72,689	(65,169)	1,217,649
2009
Net sales	$2,081,510	$1,135,504	$253,421	$—	$3,470,435
Segment results[2]	174,416	60,377	5,640	(93,124)	147,309
Depreciation and amortization	21,343	40,499	93	1,054	62,989
Equity in earnings of investees[3]	15,009	—	1,876	—	16,885
Total assets[5]	1,139,561	686,652	124,714	93,899	2,044,826
Expenditures for long-lived assets	31,824	29,115	642	7,924	69,505
Net operating assets (liabilities)[4]	609,670	560,517	99,747	(74,931)	1,195,003

[1]
Bananas segment includes $4 million of accelerated ship rental expense net of sublease income due to reconfiguration of our ocean shipping system as described in Note 13 and Other Produce segment includes a reserve of $32 million for grower advances as described in Note 4.

[2]	Corporate cost include $6 million in 2011 related to the relocation of the corporate headquarters and $12 million in 2009 related to the relocation of the European headquarters. See Note 3.

[3]	See Notes 3 and 7 for further information related to investments in and income from equity method investments.

[4]	Salads and Healthy Snacks segment includes a $32 million gain on the deconsolidation of the European smoothie business as described in Note 20.

[5]	Reclassifications were made for comparative purposes.
The reconciliation of segment results to “Operating income (loss)” is as follows:

(In thousands)	2011	2010	2009
Segment results	$33,740	$110,796	$147,309
Other income attributed to Other Produce	—	(2,525)	—
Other income attributed to Corporate	—	(611)	—
Operating income (loss)	$33,740	$107,660	$147,309
The reconciliation of Consolidated Statements of Cash Flow captions to expenditures for long-lived assets is as follows:

(In thousands)	2011	2010	2009
Per Consolidated Statements of Cash Flow:
Capital expenditures	$75,535	$65,542	$68,305
Acquisition of businesses and resolution of contingent purchase price	—	—	1,200
Expenditures for long-lived assets	$75,535	$65,542	$69,505
The reconciliation of the Consolidated Balance Sheets’ total assets to net operating assets follows:

	December 31,
(In thousands)	2011	2010
Total assets	$1,937,959	$2,067,146
Less:
Cash	45,261	156,481
Accounts payable	251,572	264,292
Accrued liabilities	114,979	127,466
Accrued pension and other employee benefits	76,903	73,797
Deferred tax liability	43,248	115,825
Deferred gain – sale of shipping fleet	34,553	48,684
Other liabilities	44,155	62,952
Net operating assets	$1,327,288	$1,217,649
Financial information by geographic area is as follows:

(In thousands)	2011	2010	2009
Net sales:
United States	$1,793,580	$1,895,207	$1,943,963

Italy	229,138	206,767	235,665
Germany	199,084	198,665	212,511
Other Core Europe	597,343	606,522	689,157
Total Core Europe[1]	1,025,565	1,011,954	1,137,333
Other international	320,151	320,271	389,139
Foreign net sales	1,345,716	1,332,225	1,526,472
Total net sales	$3,139,296	$3,227,432	$3,470,435

[1]	Core Europe includes the 27 member states of the European Union, Switzerland, Norway and Iceland.
Property, plant and equipment by geographic area:

	December 31,
(In thousands)	2011	2010
Property, plant and equipment, net:
United States	$202,713	$200,086
Central and South America	133,072	122,264
Other international	33,902	27,300
	$369,687	$349,650
The company’s products are sold throughout the world and its principal production and processing operations are conducted in the United States, Central America and South America. Chiquita’s earnings are heavily dependent upon products grown and purchased in Central and South America. These activities are a significant factor in the economies of the countries where Chiquita produces bananas and related products, and are subject to the risks that are inherent in operating in such foreign countries, including government regulation, currency restrictions, fluctuations and other restraints, import and export restrictions, burdensome taxes, risks of expropriation, threats to employees, political instability, terrorist activities, including extortion, and risks of U.S. and foreign governmental action in relation to the company. Certain of these operations are substantially dependent upon leases and other agreements with these governments.
The company is also subject to a variety of government regulations in most countries where it markets bananas and other fresh products, including health, food safety and customs requirements, import tariffs, currency exchange controls and taxes.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Contingencies
Contingencies
The company had an accrual of $3 million and $4 million related to contingencies and legal proceedings in Europe at each of December 31, 2011 and 2010, respectively. The company also had an accrual, including accrued interest, in the Consolidated Balance Sheet of $7 million at December 31, 2010, related to a plea agreement entered into in 2007. While other contingent liabilities described below may be material, the company has determined that losses in these matters are not probable and has not accrued any other amounts. Regardless of their outcomes, the company has paid, and will likely continue to incur, significant legal and other fees to defend itself in these proceedings, which may significantly affect the company's financial statements.
COLOMBIA-RELATED MATTERS
Tort Lawsuits. Between June 2007 and March 2011, nine lawsuits were filed against the company by Colombian nationals in U.S. federal courts. These lawsuits assert civil tort claims under various state and federal laws, including the Alien Tort Statute ("ATS"), and the Torture Victim Protection Act ("TVPA") (hereinafter "ATS lawsuits"). The plaintiffs claim to be persons injured, or family members or legal heirs of individuals allegedly killed or injured, by armed groups that received payments from the company's former Colombian subsidiary. The company had voluntarily disclosed these payments to the U.S. Department of Justice as having been made by the subsidiary to protect its employees from risks to their safety if the payments were not made. This self-disclosure led to the company's 2007 plea to one count of Engaging in Transactions with a Specially-Designated Global Terrorist Group without having first obtained a license from the U.S. Department of Treasury's Office of Foreign Assets Control. The plaintiffs in the ATS lawsuits claim that, as a result of such payments, the company should be held legally responsible for the alleged injuries. All of the ATS lawsuits have been centralized in the U.S. District Court for the Southern District of Florida for consolidated or coordinated pretrial proceedings ("MDL Proceeding").
The claims in the ATS lawsuits are asserted on behalf of over 4,000 alleged victims. Plaintiffs' counsel have indicated that they may add claims for additional alleged victims. The company also has received requests to participate in mediation in Colombia concerning similar claims, which could be followed by litigation in Colombia. Eight of the ATS lawsuits seek unspecified compensatory and punitive damages, as well as attorneys' fees and costs, with one seeking treble damages and disgorgement of profits without explanation. The other ATS lawsuit contains a specific demand of $10 million in compensatory damages and $10 million in punitive damages for each of the several hundred alleged victims in that suit. The company believes the plaintiffs' claims are without merit and is defending itself vigorously.
The company has filed motions to dismiss the ATS lawsuits. In June 2011, the company's motions to dismiss seven of the ATS lawsuits were granted in part and denied in part. While the court allowed plaintiffs to move forward with their TVPA claims and some ATS claims, it dismissed various claims asserted under the ATS, state law, and Colombian law. The company believes it has strong defenses to the remaining claims in these cases. Still pending are motions to dismiss (i) the remaining two ATS cases not subject to the court's June 2011 order and (ii) amended ATS claims premised on guerrilla violence that the court had dismissed without prejudice are pending.
There have been several motions filed since the court's June 2011 ruling.  Plaintiffs filed a motion for reconsideration asking the court to reinstate all non-federal claims dismissed in the June 2011 order. The company filed a motion seeking certification of the June 2011 order for interlocutory appeal to the United States Court of Appeals for the Eleventh Circuit. In addition, the company filed a motion to dismiss all of the ATS actions on forum non conveniens grounds. All of these motions are pending.
In addition to the ATS lawsuits, between March 2008 and March 2011, four tort lawsuits were filed against the company by American citizens who allege that they were kidnapped and held hostage by an armed group in Colombia, or that they are the survivors or the estate of a survivor of American nationals kidnapped and/or killed by the same group in Colombia. The plaintiffs in these cases make claims under the Antiterrorism Act ("ATA") and state tort laws (hereinafter "ATA lawsuits"). These ATA lawsuits have also been centralized in the MDL Proceeding. As with the ATS plaintiffs, the ATA plaintiffs contend that the company is liable because its former Colombian subsidiary provided material support to the armed group. These ATA lawsuits seek unspecified compensatory damages, treble damages, attorneys' fees and costs and punitive damages. The company believes the plaintiffs' claims are without merit and is defending itself vigorously.
The company has filed motions to dismiss the ATA lawsuits. In February 2010, the company's motion to dismiss one of the ATA lawsuits was granted in part and denied in part. The company believes it has strong defenses to the remaining claims in that case. There has been no decision on the company's pending motions to dismiss the other ATA lawsuits.
Insurance Recovery. In September 2008, the company filed suit in the Common Pleas Court of Hamilton County, Ohio against three of its primary general liability insurers (the "coverage suit") seeking (i) a declaratory judgment with respect to the insurers' obligation to reimburse the company for defense costs that it had incurred (and is continuing to incur) in connection with the defense of the tort claims described above; and (ii) an award of damages for the insurers' breach of their contractual obligation to reimburse the company for defense costs to defend itself in these matters. A fourth primary insurer, National Union Fire Insurance Company of Pittsburgh, PA ("National Union"), was later added to the case. A fifth primary insurer that is not a party to the coverage suit is insolvent.
The company reached settlement agreements with three of the primary insurers under which they have paid and will continue to pay a portion of defense costs for each of the underlying tort lawsuits. The case proceeded to trial against National Union.
Following the trial and after hearing post-trial motions, the court entered final judgment in the coverage suit in December 2011. The court ruled that the underlying tort lawsuits arise out of single "occurrence," as that term is defined in National Union's primary policies, and that the occurrence took place in Cincinnati, Ohio, which is within the "coverage territory" of National Union's primary policies. The court ruled that National Union has a duty to reimburse the company for its reasonable defense costs paid in connection with each of the underlying tort lawsuits that includes allegations of bodily injury or property damage during the period of National Union's primary policies and that were not already paid by other insurers, plus prejudgment interest on defense costs not paid by National Union when due. The court ruled that the defense costs incurred by the company in connection with the underlying tort lawsuits and that were the subject of trial - with certain limited exceptions related to media-related activity - were reasonable. The court also ruled that National Union has no legal right to contribution from the insurers who entered partial settlements with the company. Further, the court ruled that the June 2011 decision in the underlying tort cases, which dismissed various claims asserted under the ATS, state law, and Colombian law, including negligence claims, did not terminate National Union's duty to reimburse the company.
In January 2012, National Union filed a notice of appeal to the First District Court of Appeals in Ohio. Nevertheless, National Union has paid, and is continuing to pay, the defense costs of the company as ordered by the court, while reserving the right to attempt to obtain reimbursement of these payments if its appeal is successful.
Through December 31, 2011, the company has received $9 million as expense reimbursement from National Union, which is being deferred in "Other liabilities" in the Consolidated Balance Sheets until the appeal process is complete. With the exception of the defense costs that, as described above, three of Chiquita's primary insurers have agreed to pay under partial settlement agreements, there can be no assurance that any claims under the applicable policies will result in insurance recoveries.
Colombia Investigation. The Colombian Attorney General's Office is conducting an investigation into payments made by companies in the banana and other industries to paramilitary groups in Colombia. Included within the scope of the investigation are the payments that were the subject of the company's 2007 plea in the United States, described above. The company believes that it has at all times complied with Colombian law.
ITALIAN CUSTOMS CASES
1998-2000 Cases. In October 2004, the company's Italian subsidiary, Chiquita Italia, received the first of several notices from various customs authorities in Italy stating that it is potentially liable for additional duties and taxes on the import of bananas by Socoba S.r.l. ("Socoba") from 1998 to 2000 for sale to Chiquita Italia. The customs authorities claim that (i) the amounts are due because these bananas were imported with licenses (purportedly issued by Spain) that were subsequently determined to have been forged and (ii) Chiquita Italia should be jointly liable with Socoba because (a) Socoba was controlled by a former general manager of Chiquita Italia and (b) the import transactions benefited Chiquita Italia, which arranged for Socoba to purchase the bananas from another Chiquita subsidiary and, after customs clearance, sell them to Chiquita Italia. Chiquita Italia is contesting these claims, principally on the basis of its good faith belief at the time the import licenses were obtained and used that they were valid.
Of the original notices, civil customs proceedings in an aggregate amount of €14 million ($18 million) plus interest were ultimately brought and are now pending against Chiquita Italia in four Italian jurisdictions, Genoa, Trento, Aosta and Alessandria (for €7 million, €5 million, €2 million, and €0.4 million, respectively, plus interest). The Aosta case is still at the trial level and has been suspended pending a ruling in a separate case in Rome; in the Trento case, Chiquita Italia lost at the trial level and the decision has been appealed; in the Genoa case, Chiquita Italia won at the trial level, lost on appeal, and appealed to the Court of Cassation, the highest level of appeal in Italy, where the case is pending; and in the Alessandria case, Chiquita Italia lost at the trial level, but the case was stayed also pending a ruling in a separate case in Rome. This Rome case was brought by Socoba (and Chiquita Italia intervened voluntarily) on the issue of whether the forged Spanish licenses used by Socoba should be regarded as genuine in view of the apparent inability to distinguish between genuine and forged licenses. In an October 2010 decision, the Rome trial court rejected Socoba's claim that the licenses should be considered genuine on the basis that Socoba had not sufficiently demonstrated how similar the forged licenses were to genuine Spanish licenses. Socoba has appealed this decision.
In an unrelated case addressing similar forged Spanish licenses used in Belgium, the EU Commission has ruled that these types of licenses were such good forgeries that they needed to be treated as genuine, and Chiquita Italia has brought this decision to the attention of the customs authorities in Genoa and Alessandria to seek relief in relation to the pending customs case. The Genoa customs authorities declined to give the benefit of the decision to Chiquita Italia but Chiquita Italia intends to appeal this decision to the tax court.
In Italy, each level of appeal involves a review of the facts and law applicable to the case and the appellate court can render a decision that disregards or substantially modifies the lower court's opinion.
Under Italian law, the amounts claimed in the Trento, Alessandria and Genoa cases have become due and payable notwithstanding the pending appeals. In March 2009, Chiquita Italia began to pay the amounts due in the Trento and Alessandria cases, €7 million ($9 million), including interest, in 36 monthly installments. In the Genoa case, Chiquita Italia began making monthly installment payments in March 2010 under a similar arrangement for the amount due of €13 million ($17 million), including interest, but this payment has been temporarily suspended. If Chiquita Italia ultimately prevails in its appeals, all amounts paid will be reimbursed with interest.
2004-2005 Cases. In 2008, Chiquita Italia was required to provide documents and information to the Italian fiscal police in connection with a criminal investigation into imports of bananas by Chiquita Italia during 2004 through 2005, and the payment of customs duties on these imports. The focus of the investigation was on an importation process whereby Chiquita sold some of its bananas to holders of import licenses who imported the bananas and resold them to Chiquita Italia (indirect import challenge), a practice the company believes was legitimate under both Italian and EU law and was widely accepted by authorities across the EU and by the EC. The Italian prosecutors are pursuing this matter. If criminal liability is ultimately determined, Chiquita Italia could be civilly liable for damages, including applicable duties, taxes and penalties.
Both tax and customs authorities have issued assessment notices for the years 2004 and 2005 for this matter. The assessed balances for taxes are €6 million ($8 million) for 2004 and €5 million ($7 million) for 2005 plus, in each case, interest and penalties. Chiquita Italia appealed these assessments to the first level Rome tax court and, in June 2011, the court rejected Chiquita Italia's appeal for 2004. Chiquita Italia has appealed this decision. The assessed balances for customs for 2004 and 2005 total €18 million ($23 million) plus interest. Chiquita Italia also appealed these assessments to the first level Rome tax court, which rejected the appeal in June 2011. Chiquita Italia has appealed this decision. Under Italian law, each level of appeal involves a review of the facts and law applicable to the case and the appellate court can render a decision that disregards or substantially modifies the lower court's opinion. In each case Chiquita Italia has received payment notifications from the tax and customs authorities and will begin paying assessed tax in installments to the tax authorities beginning in March 2012.
The fiscal police investigation also challenged the involvement of a Chiquita entity incorporated in Bermuda in the sale of bananas directly to Chiquita Italia (direct import challenge), as a result of which the tax authorities claimed additional taxes of €13 million ($17 million) for 2004 and €19 million ($25 million) for 2005, plus interest and penalties. In order to avoid a long and costly tax dispute, in April 2011, Chiquita Italia reached an agreement in principle with the Italian tax authorities to settle the dispute. Under the settlement, the tax authorities agreed that the Bermuda corporation's involvement in the importation of bananas was appropriate and Chiquita Italia agreed to an adjustment to the intercompany price paid by Chiquita Italia for the imported bananas it purchased from this company, resulting in a higher income tax liability for those years. Chiquita Italia paid a settlement of €3 million ($4 million) of additional income tax for 2004 and 2005, including interest and penalties, which was significantly below the amounts originally claimed. The portion of the settlement for 2005 is still subject to approval by the Rome tax court; approval is expected in 2012. As part of the settlement, Chiquita Italia also agreed to a pricing adjustment for its intercompany purchases of bananas for the years 2006 through 2009, resulting in payments in June and July 2011 of €2 million ($2 million) of additional tax and interest to fully settle those years. The indirect import challenge described above is not part of the settlement.
Chiquita Italia continues to believe that it acted properly and that all the transactions for which it has received assessment notices were legitimate and reported appropriately, and, aside from those issues already settled, continues to vigorously defend the transactions at issue.
CONSUMPTION TAX REFUND
The company has and has had several open cases seeking the refund of certain consumption taxes paid between 1980 and 1990 in various Italian jurisdictions. As gain contingencies, these refunds and any related interest are recognized when realized and all gain contingencies have been removed. In 2010, the company recognized €3 million ($3 million, or $2 million net of income tax) in "Other income" after a favorable court decision in Rome, the expiration of appeal period and the receipt of cash including interest. In January 2012, the company received €20 million ($26 million) related to a favorable decision from a court in Salerno, Italy. The claim is not considered resolved or realized, as the decision has been appealed to a higher court. Consequently, the receipt of cash will be deferred in "Other liabilities" on the Consolidated Balance Sheets. Decisions in one jurisdiction have no binding effect on pending claims in other jurisdictions and all unresolved claims may take years to resolve.

Deconsolidation, Divestitures And Discontinued Operations	12 Months Ended
Dec. 31, 2011
Deconsolidation, Divestitures And Discontinued Operation [Abstract]
Deconsolidation, Divestitures And Discontinued Operations
Deconsolidation, Divestitures and Discontinued Operations
DANONE CHIQUITA FRUITS JOINT VENTURE
In May 2010, the company sold 51% of its European smoothie business to Danone S.A., for €15 million ($18 million) and deconsolidated it. The deconsolidation and sale resulted in the creation of Danone Chiquita Fruits SAS (“Danone JV”), which is a joint venture intended to develop, manufacture, and sell packaged fruit juices and fruit smoothies in Europe and is financed by Chiquita and Danone in amounts proportional to their ownership interests. The gain on the deconsolidation and sale of the European smoothie business was $32 million, which includes a gain of $15 million related to the remeasurement of the retained investment in the European smoothie business to its fair value of $16 million on the closing date. No income tax expense resulted from the gain on the sale because sufficient foreign NOLs were in place and, when those foreign NOLs were used, the related valuation allowance was released. The fair value of the investment was a Level 3 measurement (see Note 12) based upon the consideration paid by Danone for 51% of the Danone JV, including a control discount. The company’s 49% investment in the joint venture is accounted for as an equity method investment and is included in the Salads and Healthy Snacks segment. Future company contributions to the Danone JV are limited to an aggregate €14 million ($18 million) through 2013 without unanimous consent of the owners. The company contributed a total of €3 million ($5 million) during 2011 and a total of €4 million ($5 million) during 2010. The company’s carrying value of the Danone JV was $16 million as of December 31, 2011.
The Danone JV is a variable interest entity; however, the company is not the primary beneficiary, and does not consolidate it. The Danone JV will obtain sales, local marketing, and product supply chain management services from the company’s subsidiaries; however, the power to direct the JV’s most significant activities is controlled by Danone S.A.
SALE OF EQUITY INVESTMENTS
In April 2010, the company sold its 49% investment in Coast Citrus Distributors, Inc. for $18 million in cash, which approximated its carrying value.
In August 2009, the company sold its 50% interest in the Chiquita-Unifrutti joint venture for $4 million of cash, a $58 million note that is receivable in installments over 10 years, and certain contingent consideration, of which $1 million was received in 2010. Additional contingent consideration that would result in further gain will be recorded if and when realized. In connection with the sale, the company entered into new long-term agreements with the former joint venture partner for (a) shipping and supply of bananas sold in the Middle East and (b) licensing the Chiquita brand for sales of whole fresh bananas and pineapples in Japan and Korea. At December 31, 2011 and 2010, the current portion of the note receivable included in “Other receivables, net” was $4 million and $3 million, respectively, and the long-term portion included in “Investments and other assets, net” was $30 million and $34 million, respectively, on the Consolidated Balance Sheets.
Prior to these sales, the company accounted for these investments using the equity method.
SALE OF IVORY COAST OPERATIONS
In January 2009, the company sold its farming operations in the Ivory Coast. The sale resulted in a pre-tax gain of approximately $4 million included in “Cost of sales,” including realization of $11 million of cumulative translation gains. Income tax benefits of approximately $4 million were recognized in the first quarter of 2009 related to these operations.
DISCONTINUED OPERATIONS
In August 2008, the company sold its subsidiary, Atlanta AG, and the 2010 and 2009 loss of $3 million and $1 million, respectively, from discontinued operations was related to new information about indemnification obligations for tax liabilities. In addition, approximately €6 million ($7 million) was received in February 2010 related to consideration from the sale which had been held in escrow to secure any potential obligations of the company under the sale agreement.

Quarterly Financial Data	12 Months Ended
Dec. 31, 2011
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Data (Unaudited)
Quarterly Financial Data (Unaudited)
The following quarterly financial data are unaudited, but in the opinion of management include all necessary adjustments for a fair presentation of the interim results. The company’s results are subject to significant seasonal variations and interim results are not indicative of the results of operations for the full fiscal year. The company’s results during the third and fourth quarters are generally weaker than in the first half of the year due to increased availability of competing fruits and resulting lower banana prices, as well as seasonally lower consumption of salads in the fourth quarter.
Per share results include the effect, if dilutive, of the assumed conversion of the Convertible Notes, options, warrants and other stock awards into common stock during the period presented. The effects of assumed conversions are determined independently for each respective quarter and year and may not be dilutive during every period due to variations in net income (loss) and average stock price. Therefore, the sum of quarterly per share results will not necessarily equal the per share results for the full year. For the quarters ended December 31, 2011 and 2010, the shares used to calculate diluted EPS would have been 46.4 million and 45.9 million, respectively, if the company had generated net income. For the quarters ended September 30, 2011 and 2010 and quarter ended March 31, 2010, the shares used to calculate diluted EPS would have been 46.3 million, 45.6 million and 45.9 million, respectively, if the company had generated net income.
In the fourth quarter of 2010, the company recognized out of period adjustments primarily related to two items. One adjustment related to tariff costs of $5 million, of which $3 million should have been recognized in 2008 and earlier and the remainder in the first three quarters of 2010. The other related to insurance receipts of $2 million recognized in the first three quarters of 2010, which should have been recorded as a deferred gain. These adjustments decreased net income by $7 million in the fourth quarter of 2010. The collective adjustments had an insignificant effect on the annual and prior quarterly periods based on a quantitative and qualitative evaluation in relation to all affected periods and line items.

2011
(In thousands, except per share amounts)	March 31	June 30	Sept. 30	Dec. 31
Net sales	$824,463	$870,351	$722,764	$721,718
Cost of sales	688,058	715,520	640,300	647,902
Gross profit	136,405	154,831	82,464	73,816
Operating income (loss)	42,200	13,846	(10,395)	(11,911)
Net income (loss)	24,202	77,775	(28,826)	(16,315)

Net income (loss) per common share — basic	$0.53	$1.71	$(0.63)	$(0.36)
Net income (loss) per common share — diluted	0.52	1.68	(0.63)	(0.36)

Common stock market price:
High	$17.19	$16.09	$13.37	$9.60
Low	13.71	12.01	8.34	7.64

2010 (In thousands, except per share amounts)	March 31	June 30	Sept. 30	Dec. 31
Net sales	$808,329	$916,331	$729,706	$773,066
Cost of sales	706,336	738,090	630,436	690,242
Gross profit	101,993	178,241	99,270	82,824
Operating income (loss)	7,583	106,711	6,335	(12,969)
Income (loss) from continuing operations	(5,919)	94,642	(8,448)	(19,652)
Loss from discontinued operations, net of income tax	(3,268)	—	—	—
Net income (loss)	(9,187)	94,642	(8,448)	(19,652)
Net income (loss) per common share — basic:
Continuing operations	$(0.13)	$2.11	$(0.19)	$(0.43)
Discontinued operations	(0.07)	—	—	—
	$(0.20)	$2.11	$(0.19)	$(0.43)
Net income (loss) per common share — diluted:
Continuing operations	$(0.13)	$2.06	$(0.19)	$(0.43)
Discontinued operations	(0.07)	—	—	—
	$(0.20)	$2.06	$(0.19)	$(0.43)
Common stock market price:
High	$18.46	$16.85	$14.86	$14.59
Low	14.01	11.59	11.52	11.18

Chiquita Brands International, Inc.
SELECTED FINANCIAL DATA

	Year Ended December 31,
(In thousands, except per share amounts)	2011	2010	2009	2008	2007
FINANCIAL CONDITION
Working capital	$321,348	$396,707	$355,000	$320,759	$259,592
Capital expenditures	75,535	65,542	68,305	63,002	62,529
Total assets	1,937,959	2,067,146	2,044,826	1,988,185	2,384,239
Capitalization:
Short-term debt	16,774	20,169	17,607	10,495	5,177
Long-term debt	555,705	613,973	638,462	686,816	798,013
Shareholders’ equity	800,070	739,988	660,303	524,401	846,293
OPERATIONS
Net sales	$3,139,296	$3,227,432	$3,470,435	$3,609,371	$3,464,703
Operating income (loss)[1]	33,740	107,660	147,309	(281,117)	31,621
Income (loss) from continuing operations[1]	56,836	60,623	91,208	(330,159)	(45,690)
(Loss) income from discontinued operations, net of income tax	—	(3,268)	(717)	1,464	(3,351)
Net income (loss)[1]	56,836	57,355	90,491	(328,695)	(49,041)
SHARE DATA[2]
Shares used to calculate net income (loss) per common share – diluted	46,286	45,850	45,248	43,745	42,493
Net income (loss) per common share—diluted:
Continuing operations	$1.23	$1.32	$2.02	$(7.54)	$(1.14)
Discontinued operations	—	(0.07)	(0.02)	0.03	(0.08)
	$1.23	$1.25	$2.00	$(7.51)	$(1.22)
Dividends declared per common share	$—	$—	$—	$—	$—
Market price per common share:
High	$17.19	$18.46	$18.98	$25.77	$20.99
Low	7.64	11.18	4.41	8.58	12.50
End of period	8.34	14.02	18.04	14.78	18.39

[1]	Amounts presented for 2008 include a $375 million ($374 million after-tax) goodwill impairment charge in the Salads and Healthy Snacks segment.

[2]
Earnings available to common shareholders for the year ended December 31, 2007, used to calculate EPS are reduced by a deemed dividend to a minority shareholder in a subsidiary, resulting in an additional $0.06 net loss per common share.

See Note 20 to the Consolidated Financial Statements for information on acquisitions and divestitures. See Management’s Discussion and Analysis of Financial Condition and Results of Operations for information related to significant items affecting operating income (loss) for 2011, 2010 and 2009.

Schedule I - Condensed Financial Information of Registrant	12 Months Ended
Dec. 31, 2011
Condensed Financial Information of Parent Company Only Disclosure [Abstract]
Schedule I - Condensed Financial Information of Registrant
SCHEDULE I – CONDENSED FINANCIAL INFORMATION OF REGISTRANT

Condensed Balance Sheets

	December 31,
(In thousands)	2011	2010
ASSETS
Current assets:
Cash and equivalents	$—	$—
Other current assets	266	380
Total current assets	266	380
Investments in and accounts with subsidiaries	1,071,132	1,380,600
Other assets	23,332	27,576
Total assets	$1,094,730	$1,408,556
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Long-term debt due within one year	$—	$—
Accounts payable and accrued liabilities	15,354	25,789
Total current liabilities	15,354	25,789
Long-term debt:
7 1/2% Senior Notes, due 2014	106,438	156,438
8 7/8% Senior Notes, due 2015	—	177,015
4.25% Convertible Notes, due 2016	143,367	134,761
Long-term debt due to subsidiary	—	141,547
Other liabilities	29,501	33,018
Total liabilities	294,660	668,568
Commitments and contingencies
Shareholders' equity	800,070	739,988
Total liabilities and shareholders' equity	$1,094,730	$1,408,556
SCHEDULE I – CONDENSED FINANCIAL INFORMATION OF REGISTRANT

Condensed Statements of Operations

(In thousands)	2011	2010	2009
Net sales	$—	$—	$—
Selling, general and administrative[1]	(47,529)	(53,363)	(60,123)
Equity in earnings (losses) of subsidiaries	(63,937)	163,413	208,169
Operating income (loss)	(111,466)	110,050	148,046
Interest expense[1]	(39,702)	(43,010)	(49,296)
Interest expense to subsidiary	(8,917)	(11,030)	(7,935)
Dividend income from subsidiary	144,136	—	—
Other income (expense), net[1]	(9,415)	(255)	(724)
Income (loss) before income taxes	(25,364)	55,755	90,091
Income tax benefit	82,200	1,600	400
Net income (loss)	$56,836	$57,355	$90,491

[1]	Reclassifications were made for comparative purposes.

Condensed Statements of Cash Flow

(In thousands)	2011	2010	2009
Cash flow from operations	$—	$—	$(4)
Investments in subsidiaries	—	—	—
Cash flow from investing	—	—	—
Issuances of long-term debt	—	—	—
Deferred financing fees for long-term debt	—	—	—
Proceeds from exercise of stock options/warrants	—	—	4
Cash flow from financing	—	—	4
Change in cash and equivalents	—	—	—
Balance at beginning of period	—	—	—
Balance at end of period	$—	$—	$—
SCHEDULE I – CONDENSED FINANCIAL INFORMATION OF REGISTRANT
Notes to Condensed Financial Information of Registrant

1.	All cash is owned and managed by Chiquita Brands L.L.C. ("CBL"), the main operating subsidiary of the company, acting as agent for Chiquita Brands International, Inc. ("CBII").

2.	For purposes of these condensed financial statements, CBII's investments in its subsidiaries are accounted for by the equity method.

3.
In September 2006, the board of directors suspended the payment of dividends. Any future payments of dividends would require approval of the board of directors. CBL's credit facility places customary limitations on the ability of CBL and its subsidiaries to make loans, distributions or other transfers to CBII. However, payments to CBII are permitted: (i) for all routine operating expenses in connection with the company's normal operations and to fund certain liabilities of CBII, including interest payments, whether or not any event of default exists or is continuing and (ii) subject to no continuing event of default and compliance with the financial covenants, for other financial needs, including (A) payment of dividends and distributions to shareholders, (B) repurchases of common stock and (C) certain refinancing activities.

4.
On February 12, 2008, CBII issued $200 million of 4.25% convertible senior notes due 2016 ("Convertible Notes") for approximately $194 million of net proceeds, which were used to repay subsidiary debt. The Convertible Notes pay interest semiannually at a rate of 4.25% per annum, beginning August 15, 2008. The Convertible Notes are unsecured, unsubordinated obligations of CBII and rank equally with other existing CBII debt and any other unsecured, unsubordinated indebtedness CBII may incur.

The Convertible Notes are convertible at an initial conversion rate of 44.5524 shares of common stock per $1,000 in principal amount of the Convertible Notes, equivalent to an initial conversion price of $22.45 per share of common stock. The conversion rate is subject to adjustment based on certain dilutive events.
Holders of the Convertible Notes may tender their notes for conversion between May 15 and August 14, 2016 without limitation. Prior to May 15, 2016, holders of the Convertible Notes may tender the notes for conversion only under certain circumstances, in accordance with their terms. Upon conversion, the Convertible Notes may be settled in shares, in cash or in any combination thereof at CBII's option, unless CBII makes an "irrevocable net share settlement election," in which case any Convertible Notes tendered for conversion will be settled with a cash amount equal to the principal portion together with shares of CBII's common stock to the extent that the obligation exceeds such principal portion. It is CBII's intent and policy to settle any conversion of the Convertible Notes as if it had elected to make the net share settlement in the manner set forth above. CBII initially reserved 11.8 million shares to cover conversions of the Convertible Notes.
Beginning February 19, 2014, CBII may call the Convertible Notes for redemption under certain circumstances relating to CBII’s common stock trading price.
The company’s Convertible Notes are required to be accounted for in two components: (i) a debt component included in 'Long-term debt" recorded at the estimated fair value upon issuance of a similar debt instrument without the debt-for-equity conversion feature; and (ii) an equity component included in "Shareholders’ equity" representing the estimated fair value of the conversion feature at the date of issuance. This separation results in the debt being carried at a discount compared to the principal. This discount is then accreted to the carrying value of the debt component using the effective interest rate method over the expected life of the Convertible Notes (through the maturity date). The effective interest rate on the debt component for each of the years ended December 31, 2011, 2010 and 2009 was 12.50%.
Debt and equity components of the Convertible Notes are as follows:

	December 31,
(In thousands)	2011	2010
Principal amount of debt component[1]	$200,000	$200,000
Unamortized discount	(56,633)	(65,239)
Net carrying amount of debt component	$143,367	$134,761

Equity component	$84,904	$84,904
Issuance costs and income taxes	(3,210)	(3,210)
Equity component, net of issuance costs and income taxes	$81,694	$81,694

[1]
As of December 31, 2011 and 2010, the the Convertible Notes' "if-converted" value did not exceed their principal amount because the company's common stock price was below the conversion price of the Convertible Notes.

Interest expense related to the Convertible Notes was as follows:

	December 31,
(In thousands)	2011	2010	2009
4.25% coupon interest	$8,500	$8,500	$8,500
Amortization of deferred financing fees	469	469	505
Amortization of discount on the debt component	8,606	7,623	6,753
	$17,575	$16,592	$15,758

5.
In 2011, in conjunction with the amendment and restatement of CBL's senior secured credit facility, CBII's 8 7/8% Senior Notes due in 2015 were retired through the purchase of $133 million in a tender offer at 103.333% of their par value and the call of the remaining $44 million for redemption at 102.958% of their par value. In December 2011, $50 million of its 7½% Senior Notes due 2014 were redeemed at the price of 101.250% of their par value (plus interest to the redemption date). CBL previously repurchased a total of $94 million (2010: $11 million; 2009: $28 million and 2008: $55 million) of the 7½% Senior Notes and $47 million (2010: $2 million; 2009: $9 million and 2008: $36 million) of the 8 7/8% Senior Notes in the open market at a small discount (see Note 10 to the Consolidated Financial Statements included in Exhibit 13). These repurchased Senior Notes were held by CBL as permitted investments under the terms of its senior secured credit facility until 2011 when the repurchased Senior Notes were retired. Prior to 2011, the repurchased Senior Notes were included on the Condensed Balance Sheets as "Long-term debt due to subsidiary" with the related interest expense paid or due to CBL on the Condensed Statements of Operations as 'Interest expense to subsidiary." These amounts are eliminated in consolidation in the Consolidated Financial Statements included in Exhibit 13. Amounts previously held by CBL, premiums and fees paid by CBL to retire the 8 7/8% Senior Notes and a portion of the 7½% Senior Notes were received by CBII as a dividend from CBL, which was permitted by CBL's senior secured credit facility and was not considered to be a fixed charge under CBL's financial maintenance covenants under th

Schedule II - Consolidated Allowance and Valuation	12 Months Ended
Dec. 31, 2011
Valuation and Qualifying Accounts [Abstract]
Schedule II - Consolidated Allowance and Valuation
SCHEDULE II – CONSOLIDATED ALLOWANCE FOR DOUBTFUL ACCOUNTS RECEIVABLE

(In thousands)	2011	2010	2009
Balance at beginning of period	$9,497	$9,619	$9,132
Additions:
Charged to costs and expenses	2,877	2,161	2,918
	2,877	2,161	2,918
Deductions:
Write-offs	5,102	1,651	2,444
Foreign exchange and other, net	867	632	(13)
	5,969	2,283	2,431
Balance at end of period	$6,405	$9,497	$9,619

SCHEDULE II – CONSOLIDATED CHANGE IN TAX VALUATION ALLOWANCE

(In thousands)	2011	2010	2009
Balance at beginning of period	$202,943	$244,915	$239,941
Additions:
Foreign net deferred tax assets	1,031	—	25,738
Prior year U.S. NOL adjustments	773	558	4,240
	1,804	558	29,978
Deductions:
U.S. net deferred tax assets	5,368	13,876	18,489
Valuation allowance release	86,980	—	—
Foreign net deferred tax assets	—	18,529	—
Prior year foreign NOL adjustments	8,123	10,125	6,515
	100,471	42,530	25,004
Balance at end of period	$104,276	$202,943	$244,915